                                                                    EXHIBIT 10.4

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                         CITY OF KANSAS CITY, MISSOURI,
                                   AS LESSOR,

                                       AND

                         MASTERCARD INTERNATIONAL, LLC,
                                    AS LESSEE

                                 ---------------

                                 LEASE AGREEMENT

                            DATED AS OF APRIL 1, 2003

                                 ---------------

                                  RELATING TO:

                            NOT TO EXCEED $45,000,000
                          CITY OF KANSAS CITY, MISSOURI
                        TAXABLE INDUSTRIAL REVENUE BONDS
                       (MASTERCARD INTERNATIONAL PROJECT)
                                  SERIES 2003D

================================================================================

The interest of the City of Kansas City, Missouri (the "City"), in this Lease Agreement has been pledged and assigned to UMB Bank, N.A., as Trustee under the Trust Indenture dated as of April 1, 2003, between the City and the Trustee.


                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

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                                                                                                            Page
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                                    ARTICLE I
                                   DEFINITIONS

Section 1.1.      Definitions of Words and Terms........................................................     2
Section 1.2.      Rules of Interpretation...............................................................     3

                                   ARTICLE II
                                 REPRESENTATIONS

Section 2.1.      Representations by the City...........................................................     4
Section 2.2.      Representations by the Company........................................................     5

                                   ARTICLE III
                               GRANTING PROVISIONS

Section 3.1.      Granting of Leasehold Estate..........................................................     6
Section 3.2.      Lease Term............................................................................     6
Section 3.3.      Possession and Use of the Project.....................................................     7
Section 3.4.      Title to the Project..................................................................     7

                                   ARTICLE IV
                          ACQUISITION, IMPROVEMENT AND
                          INSTALLATION OF THE PROJECT

Section 4.1.      Issuance of the Bonds.................................................................     8
Section 4.2.      Acquisition, Improvement and Installation of the Project..............................     8
Section 4.3.      Project Costs.........................................................................     9
Section 4.4.      Payment for Project Costs.............................................................     9
Section 4.5.      Establishmentment of Completion Date..................................................    10
Section 4.6.      Surplus or Deficiency in Project Fund................................................     11
Section 4.7.      Project Property of City..............................................................    11
Section 4.8.      Machinery and Equipment Purchased by the Company......................................    11

                                    ARTICLE V
                                 RENT PROVISIONS

Section 5.1.      Basic Rent............................................................................    12
Section 5.2.      Additional Rent.......................................................................    12

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
Section 5.3.      Obligations of Company Absolute and Unconditional.....................................    13
Section 5.4.      Prepayment of Basic Rent..............................................................    14
Section 5.5.      Redemption of Bonds...................................................................    14

                                   ARTICLE VI
                        MAINTENANCE, TAXES AND UTILITIES

Section 6.1.      Maintenance and Repairs...............................................................    14
Section 6.2.      Taxes, Assessments and Other Governmental Charges.....................................    15
Section 6.3.      Utilities.............................................................................    16
Section 6.4.      Property Tax Exemption................................................................    16

                                   ARTICLE VII
                                    INSURANCE

Section 7.1.      Casualty Insurance....................................................................    17
Section 7.2.      Public Liability Insurance............................................................    17
Section 7.3.      Blanket Insurance Policies ...........................................................    18
Section 7.4.      Workers Compensation Insurance........................................................    18
Section 7.5       Failure to Provide Insurance..........................................................    18

                                  ARTICLE VIII
                            ALTERATION OF THE PROJECT

Section 8.1.      Additions, Modifications and Improvements of the Project..............................    19
Section 8.2.      Permits and Authorizations............................................................    19
Section 8.3.      Mechanics' Liens......................................................................    19
Section 8.4.      Additional Improvements on Project Site...............................................    20
Section 8.5.      Removal of Parts of Project...........................................................    20

                                   ARTICLE IX
                      DAMAGE, DESTRUCTION AND CONDEMNATION

Section 9.1.      Damage and Destruction................................................................    22
Section 9.2.      Condemnation or Insured Deficiency of Title...........................................    23

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
                                    ARTICLE X
                                SPECIAL COVENANTS

Section 10.1.     No Warranty of Condition or Suitability by the City; Exculpation and Indemnification..    23
Section 10.2.     Surrender of Possession...............................................................    23
Section 10.3.     City's Right of Access to the Project.................................................    24
Section 10.4.     Permitted Encumbrances; Leasehold Deeds of Trust......................................    24
Section 10.5.     Financing Documents...................................................................    24
Section 10.6.     Indemnification of City and Trustee...................................................    27
Section 10.7.     Depreciation, Investment Tax Credit and Other Tax Benefits............................    27
Section 10.8.     Company to Maintain its Corporate Existence...........................................    27
Section 10.9.     Security Interests....................................................................    28
Section 10.10.    Environmental Matters.................................................................    28
Section 10.11.    Obligatons under Indenture............................................................    29
Section 10.12.    Equal Opportunity in Employment.......................................................    29
Section 10.13.    Sales Taxes...........................................................................    29

                                   ARTICLE XI
                  OPTION AND OBLIGATION TO PURCHASE THE PROJECT

Section 11.1.     Option to Purchase the Project........................................................    29
Section 11.2.     Conveyance of the Project.............................................................    30
Section 11.3.     Relative Position of Option and Indenture.............................................    31
Section 11.4.     Obligation to Purchase the Project....................................................    31

                                   ARTICLE XII
                              DEFAULTS AND REMEDIES

Section 12.1.     Events of Default.....................................................................    31
Section 12.2.     Remedies on Default...................................................................    32
Section 12.3.     Survival of Obligations...............................................................    34
Section 12.4.     Performance of the Company's Obligations by the City..................................    34
Section 12.5.     Rights and Remedies Cumulative........................................................    35
Section 12.6.     Waiver of Breach......................................................................    35
Section 12.7.     Notice of Defaults Under Section 12.1; Opportunity of Company to Cure Defaults........    35
Section 12.8.     Trustee's Exercise of the City's Remedies.............................................    36

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
                                  ARTICLE XIII
                             ASSIGNMENT AND SUBLEASE

Section 13.1.     Assignment; Sublease..................................................................    36
Section 13.2.     Assignment of Revenues by City........................................................    37
Section 13.3.     Restrictions on Sale or Encumbrance of Project by City................................    37

                                   ARTICLE XIV
                      AMENDMENTS, CHANGES AND MODIFICATIONS

Section 14.1.     Amendments, Changes and Modifications.................................................    37

                                   ARTICLE XV
                            MISCELLANEOUS PROVISIONS

Section 15.1.     Notices...............................................................................    37
Section 15.2.     City Shall Not Unreasonably Withhold Consents and Approvals...........................    39
Section 15.3.     Net Lease.............................................................................    39
Section 15.4.     No Pecuniary Liability................................................................    39
Section 15.5.     Governing Law.........................................................................    39
Section 15.6.     Binding Effect........................................................................    39
Section 15.7.     Severability..........................................................................    40
Section 15.8.     Execution in Counterparts.............................................................    40

         Signatures.....................................................................................   S-1
         Acknowledgements...............................................................................   S-2

         EXHIBIT A - PROJECT SITE
         EXHIBIT B - PROJECT IMPROVEMENTS AND EQUIPMENT
         EXHIBIT C - FORM OF REQUISITION CERTIFICATE
         EXHIBIT D - PILOT SCHEDULE

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT, dated as of April 1, 2003 (the "LEASE"), between the CITY OF KANSAS CITY, MISSOURI, a constitutional charter city and municipal corporation organized and existing under the laws of the State of Missouri (the "CITY"), as lessor, and MASTERCARD INTERNATIONAL, LLC, a Delaware limited liability company (the "COMPANY"), as lessee;

                                   WITNESSETH:

         WHEREAS, the City is authorized and empowered under Article VI, Section 27 of the Missouri Constitution, as amended, and Sections 100.010 to 100.200, inclusive, of the Missouri Revised Statutes, as amended (the "ACT") to issue revenue bonds to provide funds for the carrying out of a "project" under the Act and to sell, lease or mortgage to private persons, partnerships or corporations the facilities purchased, constructed or extended by the City for manufacturing, commercial, warehousing and industrial development purposes pursuant to the Act; and

         WHEREAS, pursuant to the Act, the governing body of the City adopted Resolution No. 021333 on November 7, 2002, expressing the intent of the City to issue industrial development revenue bonds in the principal amount not to exceed $45,000,000 for the purpose of acquiring, improving and equipping the data processing facility and associated real estate in the City (the "PROJECT SITE" as described on Exhibit A attached hereto), and the acquisition, construction, renovation and installation of certain real and personal property, including, without limitation, the "PROJECT IMPROVEMENT" AND "PROJECT EQUIPMENT" (as defined in the Indenture and on Exhibit B attached hereto), and together with any additions, alterations, replacements, substitutions thereto, now or hereafter acquired and installed within the facility located on the Project Site by the Company (the "PROJECT") and authorizing the City to lease the Project to the Company; and

         WHEREAS, the governing body of the City has heretofore passed an ordinance (the "ORDINANCE"), authorizing the City to issue its Taxable Industrial Revenue Bonds (MasterCard International, LLC, Project) Series 2003D, in the maximum principal amount not to exceed $45,000,000 (the "BONDS"), for the purpose of financing the costs of the Project, and authorizing the City to lease the Project to the Company; and

         WHEREAS, pursuant to such Ordinance, the City is authorized to enter into a Trust Indenture of even date herewith (the "INDENTURE"), with UMB Bank, N.A., as Trustee (the "TRUSTEE"), for the purpose of issuing and securing the Bonds, as therein provided, and to enter into this Lease with the Company under which the City will improve and equip the Project and will lease the Project to the Company in consideration of rental payments by the Company which will be sufficient to pay the principal of and interest on the Bonds; and

         WHEREAS, pursuant to the foregoing, the City desires to lease the Project to the Company and the Company desires to lease the Project from the City, for the rentals and upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual representations, covenants and agreements herein contained, the City and the Company do hereby represent, covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS OF WORDS AND TERMS. In addition to any words and terms defined elsewhere in this Lease and the words and terms defined in
Section 101 of the Indenture which definitions are hereby incorporated herein by reference, and terms defined, the following words and terms as used in this Lease shall have the following meanings:

         "ADDITIONAL RENT" means the additional rental described in Sections 5.2 and 6.2 of this Lease.

         "BASIC RENT" means the rental described in Section 5.1 of this Lease.

         "CLOSING DATE" means April 17, 2003

         "COUNTY" means Platte County, Missouri.

         "EVENT OF DEFAULT" means any Event of Default as described in Section
12.1 of this Lease.

         "FINANCING DOCUMENTS" means any Leasehold Deed of Trust, Assignment of Rents and Leases and Security Agreement relating to the Project and any other leasehold mortgage or deed of trust document permitted pursuant to the provisions of Sections 10.4 hereof.

         "FULL INSURABLE VALUE" means the actual replacement cost of the Project less physical depreciation.

         "INDENTURE" means the Trust Indenture, dated as of April 1, 2003, between the City and the Trustee, as from time to time amended and supplemented in accordance with the provisions thereof.

         "LEASE" means this Lease Agreement, between the City and the Company, as from time to time amended and supplemented in accordance with the provisions of this Lease and Article XII of the Indenture.

         "LEASEHOLD DEED OF TRUST" means any leasehold deed of trust relating to the Project permitted pursuant to the provisions of Section 10.4(b) hereof.

         "LEASE TERM" means the period from the Closing Date until the expiration thereof pursuant to Section 3.2 of this Lease.

         "NET PROCEEDS" means, when used with respect to any insurance or condemnation award with respect to the Project, the gross proceeds from the insurance or condemnation award with respect to which the term is used remaining after the payment of all expenses (including attorneys' fees, trustee's fees and any extraordinary expenses of the City and the Trustee) incurred in the collection of such gross proceeds.

         "PERMITTED ENCUMBRANCES" means, as of any particular time (a) liens for ad valorem taxes and special assessments not then delinquent, (b) the Indenture,
(c) this Lease, (d) any Leasehold Deed of Trust permitted by Section 10.4(b),
(e) such minor defects, irregularities, encumbrances, easements, mechanic's liens, rights-of-way and clouds on title as normally exist with respect to properties similar in character to the Project and as do not in the aggregate materially impair the property affected thereby for the purpose for which it was acquired or is held by the City, and (f) any other lien, encumbrance, lease, easements, restrictions or covenants consented to in writing by the Owner of 100% of the outstanding principal amount of the Bond.

         "PILOTS" means the payments in lieu of tax to be made by the Company pursuant to Section 6.4 hereof.

         "PROJECT" means the Project Site, Project Equipment and Project Improvements.

         "PROJECT EQUIPMENT" means all items of personal property, including, without limitation, furniture, fixtures, machinery, equipment or other personal property acquired or installed or acquired or to be acquired for installation in the Project Improvements or elsewhere on the Project Site pursuant to Article IV of this Lease and paid for in whole or in part from the proceeds of the Bonds, as described in Exhibit B attached hereto, and all replacements thereof and substitutions therefor made pursuant to this Lease.

         "PROJECT IMPROVEMENTS" means all buildings, structures, improvements and fixtures located on or to be purchased, constructed and other improved on the Project Site.

         "PROJECT SITE" means all of the real estate described in Exhibit A attached hereto.

         SECTION 1.2. RULES OF INTERPRETATION.

         (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.

         (b) Unless the context shall otherwise indicate, words importing the singular number shall include the plural and vice versa, and words importing persons shall include firms, associations and corporations, including governmental entities, as well as natural persons.

         (c) Wherever in this Lease it is provided that either party shall or will make any payment or perform or refrain from performing any act or obligation, each such provision shall, even though not so expressed, be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

         (d) All references in this instrument to designated "Articles," "Sections" and other subdivisions are, unless otherwise specified, to the designated Articles, Sections and subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision.

         (e) The Table of Contents and the Article and Section headings of this Lease shall not be treated as a part of this Lease or as affecting the true meaning of the provisions hereof.

                                   ARTICLE II

                                 REPRESENTATIONS

         SECTION 2.1. REPRESENTATIONS BY THE CITY. The City makes the following representations as the basis for the undertakings on its part herein contained:

         (a) The City is a constitutional charter city and municipal corporation duly organized and validly existing under the laws of the State of Missouri. Under the provisions of the Act, the City has lawful power and authority to enter into the transactions contemplated by this Lease and to carry out its obligations hereunder. By proper action of its governing body, the City has been duly authorized to execute and deliver this Lease, acting by and through its duly authorized officers.

         (b) The City proposes to provide, or cause to be provided, funds for the acquisition, construction renovation and installation of the Project. The City proposes to lease the Project to the Company and sell the Project to the Company if the Company exercises its option to purchase the Project, all for the purpose of furthering the public purposes of the Act, and the governing body of the City has found and determined that the acquisition, construction, renovation and installation of the Project will further the public purposes of the Act.

         (c) To finance the costs of the Project, the City proposes to issue the Bonds which will be scheduled to mature as set forth in Article II of the Indenture and will be subject to redemption prior to maturity in accordance with the provisions of Article III of the Indenture.

         (d) The Bonds are to be issued under and secured by the Indenture, pursuant to which the Project, including all rents, revenues and receipts to be derived by the City from the leasing or sale of the Project, will be pledged and assigned to the Trustee as security for payment of the principal of and interest on the Bonds.

         (e) The City will not mortgage the Project or pledge the revenues derived therefrom for any bonds or other obligations other than the Bonds except with the written consent of the Authorized Company Representative.

         (f) The City shall, during the Lease Term, have no authority to operate the Project as a business or in any other manner except as the lessor thereof.

         (g) The acquisition, improvement and installation of the Project and the leasing of the Project by the City to the Company will further the public purposes of the Act.

         (h) No member of the governing body of the City or any other officer of the City has any significant or conflicting interest, financial, employment or otherwise, in the Company or in the transactions contemplated hereby.

         (i) The Project is located wholly within the corporate limits of the City of Kansas City, Missouri.

         SECTION 2.2. REPRESENTATIONS BY THE COMPANY. The Company makes the following representations as the basis for the undertakings on its part herein contained:

         (a) The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing under the laws of the State of Missouri.

         (b) The Company has lawful power and authority to enter into this Lease and to carry out its obligations hereunder, and by proper corporate action the individual who executes and delivers this Lease on behalf of the Company is and shall be duly authorized to do so and the same shall constitute the valid, binding obligation of the Company.

         (c) The execution and delivery of this Lease, the consummation of the transactions contemplated hereby, and the performance of or compliance with the terms and conditions of this Lease by the Company will not conflict with or result in a material breach of any of the terms, conditions or provisions of, or constitute a material default under, any mortgage, deed of trust, lease or any other corporate restrictions or any agreement or instrument to which the Company is a party or by which it or any of its property is bound, or the Company's Certificate of Formation or Limited Liability Company Agreement or any order, rule or regulation applicable to the Company or any of its property of any court or governmental body, or constitute a material default under any of the foregoing, or result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Company under the terms of any instrument or agreement to which the Company is a party.

         (d) The estimated costs of acquiring, improving and installing the Project are in accordance with sound engineering, management and accounting principles.

         (e) The Company's operation of the Project will comply with all presently applicable building and zoning, health, environmental and safety ordinances and laws and, to the best of its knowledge, without independent investigation, with all other applicable laws, rules and regulations.

         (f) The Project shall be located wholly within the corporate limits of the City.

                                   ARTICLE III

                               GRANTING PROVISIONS

         SECTION 3.1. GRANTING OF LEASEHOLD ESTATE. Effective as of the Closing Date, the City hereby rents, leases and lets the Project to the Company, and the Company hereby rents, leases and hires the Project from the City, subject to Permitted Encumbrances, for the rentals and upon and subject to the terms and conditions herein contained.

         SECTION 3.2. LEASE TERM. This Lease shall have an initial term (the "LEASE TERM") commencing on the Closing Date and terminating December 31, 2013, subject to sooner termination pursuant to the provisions of this Lease.

         SECTION 3.3. POSSESSION AND USE OF THE PROJECT.

         (a) The City covenants and agrees that as long as neither the City nor the Trustee has exercised any of the remedies set forth in
                  Section 12.2(b) or 12.2(c) following the occurrence and continuance of an Event of Default, the Company shall have sole and exclusive possession of the Project (subject to Permitted Encumbrances and the City's and the Trustee's right of access pursuant to Section 10.3 hereof) and shall and may peaceably and quietly have, hold and enjoy the Project during the Lease Term. The City covenants and agrees that it will not take any action, other than expressly pursuant to Article XII of this Lease, to prevent the Company from having quiet and peaceable possession and enjoyment of the Project during the Lease Term and will, at the request and expense of the Company, cooperate with the Company in order that the Company may have quiet and peaceable possession and enjoyment of the Project and will defend the Company's enjoyment and possession thereof against all parties.

         (b) Subject to the provisions of this Section, the Company shall have the right to use the Project for any lawful purpose allowed by law and contemplated by the Act. The Company shall comply with all statutes, laws, ordinances, orders, judgments, decrees, regulations, directions and requirements of all federal, state, local and other governments or governmental authorities, now or hereafter applicable to the Project or to any adjoining public ways, as to the manner of use or the condition of the Project or of adjoining public ways. The Company shall also comply with the mandatory requirements, rules and regulations of all insurers under the policies carried under the provisions of Article VII hereof. The Company shall pay all costs, expenses, claims, fines, penalties and damages that may in any manner arise out of, or be imposed as a result of, the failure of the Company to comply with the provisions of this Section. Notwithstanding any provision contained in this Section, however, the Company shall have the right, at its own cost and expense, to in good faith contest or review by legal or other appropriate procedures the validity or legality of any such governmental statute, law, ordinance, order, judgment, decree, regulation, direction or requirement, or any such requirement, rule or regulation of an insurer, and during such contest or review the Company may refrain from complying therewith.

         SECTION 3.4. TITLE TO THE PROJECT. The City shall be the sole owner of the Project; provided, however, that the Company alone shall be entitled to deduct all depreciation on the Project on the Company's income tax returns, and the City agrees to provide reasonable cooperation with the Company, at the expense of the Company, in obtaining favorable federal or state income tax or sales tax treatment of the lease, sale or repurchase of the Project.

                                   ARTICLE IV

            ACQUISITION, IMPROVEMENT AND INSTALLATION OF THE PROJECT

         SECTION 4.1. ISSUANCE OF THE BONDS.

         In order to provide funds for the payment of the Project Costs, the City agrees that it will issue, sell and cause to be delivered to the purchaser thereof the Bonds in accordance with the provisions of the Indenture and the Bond Purchase Agreement. The proceeds of the sale of the Bonds, when received, shall be paid over to the Trustee for the account of the City. The Trustee shall promptly deposit such proceeds, when received, as provided in the Indenture, to be used and applied as hereinafter provided in this Article and in the Indenture.

         SECTION 4.2. ACQUISITION, IMPROVEMENT AND INSTALLATION OF THE PROJECT. The City and the Company agree that the City will (and the Company as the agent of the City shall), but solely from the Project Fund, proceed with the acquisition, improvement and installation of the Project as follows:

         (a) The City will acquire full and complete absolute title in and to the Project at the execution hereof which the Company desires to convey to the City and from time to time will acquire additional improvements and equipment to be installed at the Project. The Company will, on behalf of the City, cause the Project Improvements to be made in the Project on the Project Site.

         (b) Prior to or concurrently with the execution of this Lease a bill of sale and any other necessary instruments of transfer will be delivered to the City. An additional bill of sale for Project Equipment acquired after the Closing Date will be delivered to the City from time to time along with the requisition seeking reimbursement pursuant to Section 4.4 hereof or upon completion of the acquisition of the Project on behalf of the City. The City and the Company recognize that the Project Equipment is subject to change pursuant to the provisions of this Lease, and agree that the definitive list of the Project

                  Equipment shall be the list maintained by the Trustee pursuant to Section 10.9 of this Lease.

         (c) The Company agrees that it will use its best efforts to cause the Project to be completed as soon as practicable with all reasonable dispatch. In the event the acquisition and installation of Project commences prior to the receipt of proceeds from the sale of the Bonds, the Company agrees to advance all funds necessary for such purpose.

         (d) The Project Site, all Project Improvements and all Project Equipment shall be owned by the City and the Company agrees to execute and deliver to the City all deeds, bills of sale and any other necessary instruments of transfer to vest title to the Project Site, the Project Improvements and the Project Equipment in the City.

         (e) The City will (i) cooperate with the Company so that any applicable sales tax will apply to the equipment as purchased rather than through taxation of lease payments, (ii) sign exemption certificates for those portions of the Project exempt from sales tax and (iii) cooperate with the Company with respect to any audit by any taxing authority in connection with the Project but solely at the expense of the Company.

         SECTION 4.3. PROJECT COSTS. The City hereby agrees to pay for, but solely from moneys available therefor in the Project Fund, and hereby authorizes and directs the Trustee to pay for, but solely from moneys available therefor in the Project Fund, all Project Costs upon receipt by the Trustee of a certificate pursuant to Section 4.4 hereof.

         SECTION 4.4. PAYMENT FOR PROJECT COSTS. Subject to Section 503 of the Indenture, all Project Costs as specified in Section 4.3 hereof shall be paid by the Trustee from the Project Fund. The City hereby authorizes and directs the Trustee to make disbursements from moneys available therefor in the Project Fund, upon receipt by the Trustee of certificates in substantially the form attached hereto as Exhibit C, signed by an Authorized Company Representative:

         (a) requesting payment of a specified amount of such funds and stating the name and address of the person, firm or corporation to whom such amount shall be paid or has been paid in the event the Company is requesting reimbursement;

         (b) describing in reasonable detail each item of Project Costs for which payment is being requested;

         (c) stating that each item for which payment is requested is or was necessary and appropriate in connection with the acquisition, improvement and installation of the Project, has been properly incurred and is a proper charge against the

                  Project Fund, that the amount requested either has been paid, or is justly due, and has not been the basis of any previous requisition certificate from the Project Fund;

         (d) stating that, except for the amounts, if any, stated in said certificate, to the best of their knowledge there are no outstanding statements which are then due and payable for labor, wages, materials, supplies or services in connection with the acquisition and installation of the Project which, if unpaid, might become the basis of a vendors', mechanics', laborers' or materialmen's statutory or other similar lien upon the Project or any part thereof, unless such lien is being contested pursuant to Section 8.3(b) hereof; and

         (e) having attached thereto for the purpose of proper direction of payment a bill of sale or other written evidence of the acquisition.

         The Trustee may rely conclusively on any such certificate delivered by the Company pursuant to this Section and shall not be required to make any independent investigation in connection therewith. The Trustee may rely conclusively upon each such bill of sale or written evidence so presented and shall have no duty or responsibility to determine the accuracy, adequacy or appropriateness thereof or to identify the items of personal property to which such may apply.

         The Company shall deliver to the Trustee all bills of sale or other written evidence of the acquisition of the Project on behalf of the City at the time of delivery of such requisition certificates.

         Notwithstanding the foregoing, at any time the Company is the sole Bondowner, if the Bondowner advances funds directly for the Project Costs in connection with the Company's expenditures, the City and the Company acknowledge that such funds shall not be required to be deposited into the Project Fund, but shall be deemed to be nonetheless a deposit by the Bondowner into the Project Fund and shall be an Additional Payment within the meaning of Section 5.02 of the Indenture, and a draw equal to such sums therefrom, as provided in this
Section 4.4, upon which the Trustee may conclusively rely, based upon the Company's delivery to the Trustee of a requisition certificate otherwise conforming to the requirements contained in this Section 4.4 that confirms the amount of such advances by the Bondowner.

         SECTION 4.5. ESTABLISHMENT OF COMPLETION DATE. The Completion Date shall be evidenced to the Trustee by a certificate signed by the Authorized Company Representative stating (a) that the Project has been completed, $45,000,000 of Project has been acquired pursuant to this Lease, or the Lease Term has expired, (b) that all costs and expenses incurred in the Project have been paid except costs and expenses the payment of which is not yet due or is being retained or contested in good faith by the Company, (c) amounts to be retained by Trustee with respect to item (b) above, and (d) an itemized descriptive list of all Project Costs. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being. The Company and the City agree to cooperate in causing such certificate to be furnished to the Trustee.

         SECTION 4.6. SURPLUS OR DEFICIENCY IN PROJECT FUND.

         (a) Upon receipt of the certificate described in Section 4.5 hereof, the Trustee shall, as provided in Section 504 of the Indenture, transfer any remaining moneys then in the Project Fund to the Bond Fund, and the Company agrees to cooperate with the Trustee and take all required action necessary to redeem a portion of the Bonds.

         (b) If the Project Fund shall be insufficient to pay fully all Project Costs and to complete the acquisition and installation of the Project lien free, the Company shall pay to the Trustee for deposit in the Project Fund the full amount of such deficiency for disbursement by the Trustee pursuant to the procedures set forth in Section 4.4 hereof, and the Company shall save the City and the Trustee whole and harmless from any obligation to pay such deficiency.

         SECTION 4.7. PROJECT PROPERTY OF CITY. The Project at the execution hereof and which the Company purchases hereafter, and all additions to the Project are deemed to be, or constitute part of the Project, and the Project as repaired, rebuilt, rearranged, restored or replaced by the Company under the provisions of this Lease, except as otherwise specifically provided herein, shall immediately when purchased become the absolute property of the City, subject only to this Lease and the Indenture. The Company shall deliver to the City and the Trustee by April 1 of each year, a detailed listing of all of the Project as required by Section 10.9, certified to the City and the Trustee by the Authorized Company Representative and this listing may be conclusively relied upon by the Trustee. The City shall have the right to request and review such reasonable supporting documentation from the Company with respect to such Project. The inadvertent failure by the Company to include or exclude an item in such list shall not constitute an Event of Default under this Lease.

         SECTION 4.8. MACHINERY AND EQUIPMENT PURCHASED BY THE COMPANY. Except for the Project, any other personal property, including without limitation, furniture, fixtures, machinery or equipment, the entire purchase price of which is paid for by the Company with the Company's own funds, and no part of the purchase price of which is paid for from funds deposited pursuant to the terms of the Indenture or this Lease in the Project Fund, or from funds provided by the City pursuant to Section 4.3 of this Lease, shall be the property of the Company.

                                    ARTICLE V

                                 RENT PROVISIONS

         SECTION 5.1. BASIC RENT. The Company covenants and agrees to pay to the Trustee in same day funds for the account of City during this Lease Term, for deposit in the Bond Fund on or before 10:00 A.M., Trustee's local time, on or before each February 1 during the Lease Term commencing February 1, 2004, and in the appropriate amounts, the next occurring payments of principal and the interest on the Bonds in accordance with the provisions of the Indenture, as Basic Rent for the Project, in an amount which, when added to any collected funds then on deposit in the Bond Fund and available for the payment of principal on the Bonds and the interest thereon on such payment date, shall be equal to the amount payable on such payment date as principal of the Bonds and the interest thereon as provided in the Indenture. All payments of Basic Rent provided for in this Section shall be paid directly to the Trustee, or as otherwise provided in Section 204 of the Indenture, and shall be deposited in accordance with the provisions of the Indenture into the Bond Fund and shall be used and applied by the Trustee in the manner and for the purposes set forth in this Lease and the Indenture.

         Subject to the other provisions of this Agreement and the Indenture, at any time that the Company is the sole Bondowner, the Company may at its option make principal and/or interest payments of Basic Rent by tendering a portion of the principal amount of the Bonds and interest thereon equal to such principal payment and interest thereon to the Trustee for cancellation.

         SECTION 5.2. ADDITIONAL RENT. The Company shall pay to the appropriate party as Additional Rent the following amounts:

         (a) all reasonable fees, costs, charges and expenses, including, without limitation, agent and counsel fees, of the Trustee and the Paying Agent incurred under the Indenture, as and when the same become due after the Company's receipt of an invoice therefor;

         (b) all reasonable fees, charges, expenses and costs including, without limitation agent and counsel fees, incident to the issuance of the Bonds and the payment of the principal of and interest on the Bonds as the same becomes due and payable, including all costs and expenses in connection with the call, redemption and payment of all outstanding Bonds;

         (c) all reasonable fees, charges, costs and expenses (including, without limitation, attorney's fees and expenses) reasonably incurred in connection with the enforcement of any rights against the Company or the Project under this Lease or the Indenture by the City, the Trustee or the Bondowners after the Company's receipt of an invoice therefor;

         (d) An amount sufficient to reimburse the City for all expenses reasonably incurred by the City hereunder and in connection with the performance of its or the Company's obligations under this Lease or the Indenture;

         (e)      The PILOTs required by Section 6.4 hereof; and

         (f) All other payments of whatever nature which the Company has agreed to pay or assume under the provisions of this Lease.

         In each instance in which this Lease, whether in this Section 5.2 or elsewhere, provides for compensation, reimbursement or indemnification of the Trustee, such provision shall be deemed to provide for, whether or not expressly so stated, the payment of all reasonably related fees, costs, charges, advances and expenses of the Trustee (including, without limitation, attorney's fees and expenses), unless the context shall clearly indicate otherwise.

         SECTION 5.3. OBLIGATIONS OF COMPANY ABSOLUTE AND UNCONDITIONAL.

         (a) The obligations of the Company under this Lease to make payments of Basic Rent and Additional Rent on or before the date the same become due, and to perform all of its other obligations, covenants and agreements hereunder shall be absolute and unconditional, without notice or demand, and without abatement, deduction, set-off, counterclaim, recoupment or defense or any right of termination or cancellation arising from any circumstances whatsoever, whether now existing or hereafter arising, and irrespective of whether the Project shall have been started or completed, or whether the City's title thereto or to any part thereof is defective or nonexistent, and notwithstanding any damage to, loss, theft or destruction of, the Project or any part thereof, or any failure of consideration or frustration of commercial purpose, the taking by eminent domain of title to or of the right of temporary use of all or any part of the Project, legal curtailment of the Company's use thereof, the eviction or constructive eviction of the Company, any change in the tax or other laws of the United States of America, the State of Missouri or any political subdivision thereof, any change in the City's legal organization or status, or any default of the City hereunder, and regardless of the invalidity of any action of the City, and regardless of the invalidity of any portion of this Lease.

         (b) Nothing in this Lease shall be construed to release the City from the performance of any agreement on its part herein contained or as a waiver by the Company of any rights or claims the Company may have against

                  City under this Lease or otherwise, but any recovery upon such rights and claims shall be had from the City separately, it being the intent of this Lease that the Company shall be unconditionally and absolutely obligated to perform fully all of its obligations, agreements and covenants under this Lease (including the obligation to pay Basic Rent and Additional
                  Rent) for the benefit of the Bondowners. The Company may, however, at its own cost and expense and in its own name or in the name of the City, prosecute or defend any action or proceeding or take any other action involving third persons which the Company deems reasonably necessary in order to secure or protect its right of possession, occupancy and use hereunder, and in such event the City hereby agrees to cooperate fully with the Company and to take all action necessary to effect the substitution of the Company for the City in any such action or proceeding if the Company shall so request.

         SECTION 5.4. PREPAYMENT OF BASIC RENT. The Company may at any time prepay all or any part of the Basic Rent provided for hereunder in accordance with Section 302(a) of the Indenture. The Company shall prepay the amount of Basic Rent provided for hereunder to cause the mandatory redemption of all or part of the Bonds in accordance with the provisions of Section 302(b) of the Indenture.

         SECTION 5.5. REDEMPTION OF BONDS. If the Company is not in default in the payment of Basic Rent, the City and the Trustee, at the written direction of the Company, at any time that the aggregate moneys in the Bond Fund are sufficient for such purposes, shall (a) if the same are then redeemable under the provisions of Article III of the Indenture, take all steps that may be necessary under the applicable redemption provisions of the Indenture to effect the redemption of all or such part of the then Outstanding Bonds as may be specified by the Company, on such redemption date as may be specified by the Company, (b) cause such moneys in the Bond Fund or such part thereof as the Company shall direct, to be applied by the Trustee as is reasonably possible, pursuant to the written direction of the Company, for the purchase of Bonds in the open market for the purpose of cancellation at prices not exceeding the principal amount thereof plus accrued interest thereon to the date of delivery for cancellation, or (c) a combination of (a) and (b) as provided in such direction.

         The Bonds shall be subject to mandatory redemption upon the termination or expiration of the Lease.

                                   ARTICLE VI

                        MAINTENANCE, TAXES AND UTILITIES

         SECTION 6.1. MAINTENANCE AND REPAIRS. Throughout the Lease Term the Company shall, at its own expense, keep the Project in as reasonably safe condition as the operation thereof will permit, and keep the Project in good repair and in good operating condition ordinary wear and tear and damage by fire or other casualty excepted, making from time to time all necessary repairs thereto and renewals and replacements thereof.

         SECTION 6.2. TAXES, ASSESSMENTS AND OTHER GOVERNMENTAL CHARGES.

         (a) The Project is expected to be exempt from ad valorem taxes as more fully described in Section 6.4 hereof. The Company shall promptly pay and discharge, as the same become due, all taxes and assessments, general and special, and other governmental charges of any kind whatsoever that may be lawfully taxed, charged, levied, assessed or imposed upon or against or be payable for or in respect of the Project, or any part thereof or interest therein (including the leasehold estate of the Company therein) or the income therefrom or Basic Rent and other amounts payable under this Lease, including any new taxes and assessments not of the kind enumerated above to the extent that the same are lawfully made, levied or assessed in lieu of or in addition to taxes or assessments now customarily levied against real or personal property, and further including all utility charges, assessments and other general governmental charges and impositions whatsoever, foreseen or unforeseen, which if not paid when due would impair the security of the Bonds or encumber the City's title to the Project; provided that with respect to any special assessments or other governmental charges that are lawfully levied and assessed which may be paid in installments, the Company shall be obligated to pay only such installments thereof as become due and payable during the Lease Term.

         (b) The Company shall have the right, in its own name or in the City's name, to contest the validity or amount of any tax, assessment or other governmental charge which the Company is required to bear, pay and discharge pursuant to the terms of this Article by appropriate legal proceedings instituted on the later of (1) the day that is at least 10 days before the tax, assessment or other governmental charge complained of becomes delinquent and (2) the expiration date of the applicable contest period, if and provided (i) the Company, before instituting any such contest, gives the City written notice of its intention so to do, (ii) the Company diligently prosecutes any such contest, at all times effectively stays or prevents any official or judicial sale therefor, under execution or otherwise, and (iii) the Company promptly pays any final judgment enforcing the tax, assessment or other governmental charge so contested and thereafter promptly procures record release or satisfaction thereof. The City agrees to cooperate fully with the Company in connection with any and all administrative or judicial proceedings related to any tax, assessment or other governmental charge. The Company shall hold the

                  City whole and harmless from any costs and expenses the City may incur related to any of the above.

         SECTION 6.3. UTILITIES. All utilities and utility services used by the Company in, on or about the Project Site shall be paid for by the Company and shall be contracted for by the Company in the Company's own name, and the Company shall, at its sole cost and expense, procure any and all permits, licenses or authorizations necessary in connection therewith.

         So long as the Company is not in default under this Lease, all easements, leases and license agreements that comprise a part of the Project shall insure to the benefit of and be a burden upon the Company. The Company is authorized to exercise all rights and perform all obligations under all such easements, leases and license agreements in the Company's own name at the Company's sole cost. The City shall provide the Company with such confirmation of the foregoing authority as reasonably may be required from time to time.

         SECTION 6.4. PROPERTY TAX EXEMPTION.

         (a) The City and the Company agree that while the Project is owned by the City and is subject to this Lease, the Project is expected to be exempt from ad valorem taxes by reason of such ownership. Notwithstanding the foregoing, the Company will annually pay to the City and the County the PILOTs with respect to the Project in accordance with the terms and provisions and in the amounts set forth on Exhibit D. Each PILOT shall be paid no later than December 31st of each year commencing December 31, 2004, in which the Company would be required to pay real and personal property taxes if the Project had not been owned by the City. The amount of PILOTS to be paid hereunder shall be reduced in any year by any amounts paid by the Company on account of ad valorem taxes on the Project and/or personal property taxes levied against the Company's interest in the Project (including its leasehold interest), except for special assessments.

         (b) The City and the Company intend that at least 25 jobs shall be created by the Project. The Company shall certify to the City the number of new jobs created by the Project on the date that the PILOT is paid as provided in subsection (a) of this Section. If the number of new jobs created by the Project is less than 25 or the aggregate salary for the new jobs is less than $837,500, the Company shall pay the City an additional PILOT payment ("Additional PILOT") according to the "Clawback" schedule set forth on Exhibit D attached hereto. The Additional PILOT payment shall be made on the date that the PILOT payment is made. The Company agrees to apply for, and submit to the City, a withholding tax identification number exclusively for the Project Site.

         (c) The Company agrees to pay to the City to the City Treasurer on each January 1st after the Company's receipt of an invoice therefor, commencing on January 1, 2004, an annual administrative fee of $1,500 to reimburse the City for all expenses reasonably incurred by the City in connection with the performance of its obligations under this Lease and the Indenture.

         (d) In the event the PILOTs, are not paid by the due date, December 31 of the applicable year as provided in subsection
                  (a) of this Section, the PILOTS shall bear interest commencing on their due date at 1 1/2% per month until paid.

                                   ARTICLE VII

                                    INSURANCE

         SECTION 7.1. CASUALTY INSURANCE. The Company shall at its sole cost and expense obtain and shall maintain throughout the Lease Term, a policy or policies of insurance on an all-risk policy form to keep the Project constantly insured against loss or damage by fire, lightning and all other comparable insurable risks in an amount equal to the replacement value thereof (subject to loss deductible provisions no greater than $100,000 without the prior written consent of the Bondowner). The insurance required pursuant to this Section shall be maintained at the Company's sole cost and expense and shall be maintained with generally recognized responsible insurance company rated A or higher by AM Best and authorized to do business in the State of Missouri as may be selected by the Company. Certificates of insurance for the policies required under this Section, each bearing notations evidencing payment of the premiums or other evidence of such payment, shall be delivered by the Company to the Trustee on the date of execution of this Lease and not less than ten days prior to the expiration date of each insurance policy. All such policies of insurance pursuant to this Section, and all renewals thereof, shall name the City, the Company and the Trustee as insureds as their respective interests may appear, and shall state that the carrier will endeavor to notify the certificate holder of any cancellations by the insurer with at least thirty (30) days' prior written notice to the City, the Company and the Trustee.

         SECTION 7.2. PUBLIC LIABILITY INSURANCE.

         (a) The Company shall at its sole cost and expense maintain or cause to be maintained at all times during the Lease Term commercial general accident and public liability insurance (including but not limited to coverage for all losses whatsoever arising from the ownership, maintenance, operation or use of any automobile, truck or other motor vehicle), properly protecting and indemnifying the Company, the City and the Trustee, in an amount not less than $3,000,000 combined single limit for bodily injury (including death) and property damage for each occurrence (subject to reasonable loss deductible clauses not to exceed $500,000). All such policies of insurance pursuant to this Section, an all renewals thereof, shall name the City, the Company and the Trustee as additional insured and state that the carrier will endeavor to notify the certificate holder of any cancellations by the insurer with at least thirty (30) prior written notice to the City, the Company and the Trustee. Certificates of insurance shall be furnished to the Trustee.

         (b) In the event of a public liability occurrence, the Net Proceeds of liability insurance carried pursuant to this Section shall be applied toward the extinguishment or satisfaction of the liability with respect to which such proceeds have been paid.

         SECTION 7.3. BLANKET INSURANCE POLICIES. The Company may satisfy any of the insurance requirements set forth in this Article by using blanket policies of insurance, provided each and all of the requirements and specifications of this Article respecting insurance are unfulfilled.

         SECTION 7.4. WORKERS COMPENSATION INSURANCE. The Company will maintain workers compensation insurance in accordance with the laws of the State of Missouri at all times during the Lease Term and shall deliver certificates demonstrating such to the Trustee.

         SECTION 7.5. FAILURE TO PROVIDE INSURANCE. Unless the Company provides the evidence of insurance coverage required by this Lease, the City or the Trustee may purchase insurance at the expense of the Company to protect the interests of the City, the Trustee and the Bondowners in the Project. Prior to purchasing the insurance notice shall be given to the Company of such failure to provide evidence of insurance coverage and Company shall have three business days after receipt of such notice to provide evidence of such insurance. This insurance may, but need not, protect the interests of the Company. The coverage that the City or the Trustee purchase may not pay any claim that the Company may make or that is made against the Company in connection with the Project. The Company may later cancel or cause to be cancelled any insurance purchased by the City or the Trustee, but only after providing evidence to the City and the Trustee that the Company has obtained insurance as required by this Lease. If the City or the Trustee purchase insurance relating to the insurance coverage required by this Lease, the Company will be responsible for the costs of that insurance, including the insurance premium, interest and any other charges that the City or the Trustee may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the total balance or obligation due hereunder. The costs of the insurance may be more than the cost of insurance that the Company may be able to obtain on its own.

                                  ARTICLE VIII

                            ALTERATION OF THE PROJECT

         SECTION 8.1. ADDITIONS, MODIFICATIONS AND IMPROVEMENTS OF THE PROJECT. The Company shall have and is hereby given the right, at its sole cost and expense, to make such additions, modifications and improvements in and to any part of the Project as the Company from time to time may deem necessary or desirable for its business purposes. All additions, modifications and improvements made by the Company pursuant to the authority of this Section shall
(a) be made in workmanlike manner and in compliance with all laws and ordinances applicable thereto, (b) when commenced, be prosecuted to completion with due diligence, and (c) when completed, be deemed a part of the Project. Notwithstanding the foregoing, all severable items of machinery and equipment installed in the Project by the Company not purchased or acquired from funds deposited with the Trustee (or funds deemed deposited with the Trustee if the Company is the sole Bondowner pursuant to Section 4.4 hereof) shall remain the property of the Company and may be removed by the Company.

         SECTION 8.2. PERMITS AND AUTHORIZATIONS. The Company shall not do or permit others under its control to do any work on the Project related to any repair, rebuilding, restoration, replacement, modification or addition to the Project, or any part thereof, unless all requisite municipal and other governmental permits and authorizations shall have been first procured. All such work shall be done in a good and workmanlike manner and in compliance with all applicable building, zoning and other laws, ordinances, governmental regulations and requirements and in accordance with the requirements, rules and regulations of all insurers under the policies required to be carried under the provisions of Article VII hereof.

         SECTION 8.3.  MECHANICS' LIENS.

         (a) Neither the City nor the Company shall do or suffer anything to be done whereby the Project, or any part thereof, may be encumbered by any mechanics' or other similar lien. Whenever and as often as any mechanics' or other similar lien is filed against the Project, or any part thereof, purporting to be for or on account of any labor done or materials or services furnished in connection with any work in or about the Project, the Company shall discharge the same of record within sixty
                  (60) days after the date the Company receives written notice of filing. Notice is hereby given that the City and the Trustee shall not be liable for any labor or materials furnished the Company or anyone claiming by, through or under the Company upon credit, and that no mechanics' or other similar lien for any such labor, services or materials shall attach to or affect the reversionary or other estate of the City in and to the Project or any part thereof.

         (b) Notwithstanding paragraph (a) above, the Company shall have the right to contest any such mechanics' or other similar lien if within said 60-day period stated above it notifies the City and the Trustee in writing of its intention so to do, and provided the Company diligently prosecutes such contest, at all times effectively stays or prevents any official or judicial sale of the Project, or any part thereof or interest therein, under execution or otherwise, and pays or otherwise satisfies any final judgment enforcing such contested lien claim and thereafter promptly procures record release or satisfaction thereof. The Company shall hold the City and the Trustee whole and harmless from any loss, costs or expenses the City or the Trustee may incur related to any such contest. The City shall cooperate fully with the Company in any such contest.

         SECTION 8.4. ADDITIONAL IMPROVEMENTS ON THE PROJECT SITE. The Company shall have and is hereby given the right, at its sole cost and expense, to construct on unimproved portions of the Project Site such additional buildings and improvements as the Company from time to time may deem necessary or desirable for its business purposes. All additional buildings and improvements constructed on the Project Site by the Company pursuant to the authority of this Section shall, during the Lease Term, remain the property of the Company and may be added to, altered or razed and removed by the Company at any time. The Company covenants and agrees (a) to make any repairs and restorations required to be made to the Project because of the construction of, addition to, alternation or removal of such additional buildings or improvements, (b) to keep and maintain such additional buildings and improvements in good condition and repair, ordinary wear and tear excepted, and (c) to promptly and with due diligence either raze and remove in a good and workmanlike manner, or repair, replace or restore any of such additional buildings and improvements as may from time to time be damaged by fire or other casualty.

         SECTION 8.5. REMOVAL OF PARTS OF PROJECT. The Company shall have the right, provided the Company is not in default in the payment of Basic Rent or Additional Payments hereunder, to remove and (on behalf of the City) sell, exchange or otherwise dispose of, without responsibility or accountability to the City or the Trustee with respect thereto, any items of Project Equipment and which have become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary or which, in the sound discretion of the Company, are otherwise no longer useful to the Company in its operations conducted on the Project Site; provided that with respect to the proposed removal of such Project Equipment that originally cost $1,000,000 or more, the Company shall either:

         (a) Prior to any such removal, deliver to the Trustee a certificate signed by the Authorized Company Representative
                  (i) containing a complete description of the Project Equipment which it proposes to remove, (ii) stating the reason for such removal, (iii) stating what disposition of the Project is to be made by the Company after such removal and the names of the party or parties to whom such disposition is to be made and the consideration to be received by the Company therefor, if any, and (iv) setting forth the proposed sale price (or trade-in credit to be received) and the fair market value (original cost of such machinery or equipment less depreciation at rates calculated in accordance with generally accepted accounting principles) of such Project Equipment; and pay the greater of (i) the proceeds from the sale of such Project (or trade-in credit received therefor) or (ii) the fair market value of such Project Equipment as set forth in said certificate to the Trustee for deposit in the Bond Fund; and deliver to the City a bill of sale for such Project Equipment to be executed and delivered by the City upon deposit of such sale proceeds in the Bond Fund; or

         (b) Promptly replace any such Project Equipment so removed with Project Equipment of the same or a different kind but with a value equal to or greater than the fair market value of the Project Equipment so removed, and such Project Equipment shall be deemed a part of the "Project"; and within thirty (30) days after any such replacement, deliver to the Trustee a certificate signed by the Authorized Company Representative
                  (i) setting forth a complete description, including make, model and serial numbers, if any, of the Project Equipment which the Company has acquired to replace the Project Equipment so removed by the Company, (ii) stating the cost thereof, and (iii) stating that the Project Equipment described in said certificate are fully paid for and have been installed as a part of the Project.

         The Trustee shall amend the list of the Project maintained by it pursuant to Section 10.9 hereof upon receipt of any such certificate. All machinery and equipment which replaces machinery and equipment so removed by the Company pursuant to paragraph (b) of this Section shall become and be deemed a part of the Project.

         In all cases, the Company shall pay all the costs and expenses of any such removal and shall immediately repair at its expense all damage to the Project Equipment caused thereby. The Company's rights under this Section to remove machinery and equipment constituting a part of the Project is intended only to permit the Company to maintain an efficient operation by the removal of machinery and equipment which is no longer suitable to the Company's use for any of the reasons set forth in this Section, and such right is not to be construed to permit a removal under any other circumstances and specifically is not to be construed to permit the Company to make a wholesale removal of the Project Equipment. The Company will not remove (i) all or part of the Project Equipment except as provided in this Section 8.5 and (ii) cease or substantially reduce the level of its operations at the Project during the Lease Term.

         It is understood and agreed that the Company intends to purchase additional Project Equipment and/or other components of the Project to replace Project Equipment and/or other components of the Project which have become obsolete, and to pay and retire the applicable principal amount of Bonds associated with the obsolete Project Equipment and/or other components of the Project upon its disposal.

                                   ARTICLE IX

                      DAMAGE, DESTRUCTION AND CONDEMNATION

         SECTION 9.1.  DAMAGE AND DESTRUCTION.

         (a) If during the Lease Term, the a portion of the Project is damaged or destroyed, in whole or in part, by fire or other casualty, to such extent that the claim for loss (including any deductible amount pertaining thereto) resulting from such damage or destruction is greater than $250,000, the Company shall promptly notify the City and the Trustee in writing as to the nature and extent of such damage or loss and whether it is practicable and desirable to rebuild, repair, restore or replace such damage or loss.

         (b) If the Company shall determine that such rebuilding, repairing, restoring or replacing is practicable and desirable, the Company shall proceed promptly with and complete with reasonable dispatch such rebuilding, repairing, restoring or replacing of the property damaged or destroyed so as to place the Project in substantially the same condition as existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Company and as will not impair the operating unity or productive capacity of the Project or the character of the Project. If the Net Proceeds of casualty insurance required by Article VII hereof are not sufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Company shall nonetheless complete the same and shall pay the costs thereof in excess of the Net Proceeds.

         (c) If the Company shall determine that rebuilding, repairing, restoring or replacing some portion of the Project is not practicable and desirable, any Net Proceeds of casualty insurance required by Article VII hereof received with respect to such damage or loss shall be paid into the Bond Fund pursuant to Section 602 of the Indenture and shall be used to redeem Bonds on the earliest practicable redemption date or to pay the principal of any Bonds as the same become due. The Company agrees to be reasonable in exercising its judgment pursuant to this subsection (c). If the Company is the Bondowner, the Bondowner may waive the payment of Net Proceeds of casualty insurance into the Bond Fund.

         (d) The Company shall not, by reason of its inability to use all or any part of the Project during any period in which the Project is damaged or destroyed or is being repaired, rebuilt, restored or replaced, nor by reason of the payment of the costs of such rebuilding, repairing, restoring or replacing, be entitled to any reimbursement from the City, the Trustee or the Bondowners or to any abatement or diminution of the Basic Rent by the Company under this Lease or of any other obligations of the Company under this Lease except as expressly provided in this Section.

SECTION 9.2. CONDEMNATION OR INSURED DEFICIENCY OF TITLE.

         (a) If during the Lease Term, (i) title to, or the temporary use of, all or any part of the Project shall be condemned by or sold under threat of condemnation to any authority possessing the power of eminent domain, or (ii) title to all or any part of the Project shall be found to be deficient or nonexistent, or such extent that the claim or loss resulting from such condemnation or loss of title is greater than $25,000, the Company shall, within ninety(90) days after the date of entry of a final order in any eminent domain proceedings granting condemnation, or the date of sale under threat of condemnation, proceedings determining such loss of title, notify the City and the Trustee in writing as to the nature and extent of such condemnation or loss of title and whether it is practicable and desirable to acquire or construct substitute improvements.

         (b) If the Company shall determine that such substitution is practicable and desirable, the Company shall proceed promptly with and complete with reasonable dispatch the acquisition or construction of such substitute improvements, so as to place the Project in substantially the same condition as existed prior to the exercise of the power of eminent domain or loss of title, including the acquisition or construction of other improvements suitable for the Company's operations in connection with the Project and available for use and occupancy by the Company without the payment of any rent other than herein provided, to the same extent as if such other improvements were specifically described herein and demised hereby; provided, that such improvements will be acquired by the City subject to no liens, security interests or encumbrances prior to the lien and/or security interest afforded by the Indenture other than Permitted Encumbrances.

(c) If the Company shall determine that it is not practicable and desirable to acquire or construct substitute improvements, any Net Proceeds of condemnation awards or title insurance received by the Company shall be paid into the Bond Fund pursuant to Section 602 of the Indenture and shall be used to redeem bonds on the earliest practicable redemption date or to pay the principal of any Bonds as the same become due. The Company agrees to be reasonable in exercising its judgment pursuant to this subsection (c).

(d) The Company shall not, by reason of its inability to use all or any part of the Project during any such period of restoration or acquisition nor by reason of the payment of the costs of such restoration or acquisition, be entitled to any reimbursement from the City, the Trustee or the Bondowners or to any abatement or diminution of the Basic Rent by the Company under this Lease nor of any other obligations hereunder except as expressly provided in this Section.

(e) The City agrees to cooperate fully with the Company in the handling and conduct of any prospective or pending condemnation proceedings with respect to the Project or any part thereof, and shall, to the extent it may lawfully do so, permit the Company to litigate in any such proceedings in the name and on behalf of the City. In no event will the City voluntarily settle or consent to the settlement of any prospective or pending condemnation proceedings with respect to the Project or any part thereof without the prior written consent of the Company.

                                    ARTICLE X

                                SPECIAL COVENANTS

         SECTION 10.1. NO WARRANTY OF CONDITION OR SUITABILITY BY THE CITY; EXCULPATION AND INDEMNIFICATION. The City and the Trustee make no warranty, either express or implied, as to the condition of the Project or that it will be suitable for the Company's purposes or needs. The Company releases the City and the Trustee from, agrees that the City shall not be liable for and agrees to hold the City and the Trustee harmless against, any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to accrual of the City's right of re-entry because of the Company's default hereunder or upon the Project or the use thereof; unless such loss is the result of the City's gross negligence or willful misconduct.

         SECTION 10.2. SURRENDER OF POSSESSION. Upon the cancellation or termination of this Lease for any reason (after any applicable cure period provided in this Lease or in the Indenture) other than the Company's purchase of the Project pursuant to Article XI hereof, the Company shall peacefully surrender possession of the Project to the City in good condition and repair, ordinary wear and tear excepted; provided, however, the Company shall have the right within ninety (90) days or such later date as the City may agree to) after the termination of this Lease to remove from the Project Site any buildings, improvements, furniture, trade fixtures, machinery and equipment and restorations of the Project required to be made because of such removal shall be made by and at the sole cost and expense of the Company, and during such 90-day (or extended) period the Company shall bear the sole responsibility for and bear the sole risk of loss for such buildings, improvements, furniture, trade fixtures, machinery and equipment. All buildings, improvements, furniture, trade fixtures, machinery and equipment owned by the Company and which are not so removed from the Project prior to the expiration of such period shall be the separate and absolute property of the City.

         SECTION 10.3. CITY'S RIGHT OF ACCESS TO THE PROJECT. The Company agrees that the City and the Trustee and their duly authorized agents shall have the right at reasonable times during business hours, subject to the Company's usual safety and security requirements, to enter upon the Project Site (a) to examine and inspect the Project without interference or prejudice to the Company's operations, (b) as may be reasonably necessary to cause to be completed the acquisition provided for in Section 4.2 hereof, and (c) performing such work in and about the Project made necessary by reason of the Company's default under any of the provisions of this Lease.

         SECTION 10.4. SECTION 10.4. PERMITTED ENCUMBRANCES; LEASEHOLD DEEDS OF TRUST.

         (a) If no Event of Default under this Lease shall have happened and be continuing, the Company may at any time or times (i) grant easements, licenses, rights-of-way (including the dedication of public highways) and other rights or privileges in the nature of easements that are for the direct use of the Project, or part thereof, by the grantee, (ii) release existing easements, licenses, rights-of-way and other rights or privileges, all with or without consideration and upon such terms and conditions as the Company shall determine, or (iii) incur Permitted Encumbrances. The City agrees that it will execute and deliver and will cause and direct the Trustee to execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right-of-way or other right or privilege or any such agreement or other arrangement, upon receipt by the City and the Trustee of: (A) a copy of the instrument of grant or release or of the agreement or other arrangement, (B) a written application signed by an Authorized Company Representative requesting such instrument, and (C) a certificate executed by an Authorized Company Representative stating that such grant or release is not detrimental to the proper conduct of the business of the Company, will not impair the effective use or interfere with the efficient and economical operation of the Project, and will not materially adversely affect the security intended to be given by or under the Indenture. If the instrument of grant shall provide that any such easement or right and the rights of such other parties thereunder shall be superior to the rights of City and the Trustee under this Lease and the Indenture and shall not be affected by any termination of this Lease or default on the part of the Company hereunder then such easement shall not have any effect whatsoever without the written consent of the City. If no Event of Default shall have happened and be continuing beyond any applicable grace period, any payments or other consideration received by the Company for any such grant or with respect to or under any such agreement or other arrangement shall be and remain the property of the Company, but, in the event of the termination of this Lease or during the continuation of an Event of Default, all rights then existing of the Company with respect to or under such grant shall inure to the benefit of and be exercisable by the City and the Trustee.

         (b) The Company may grant a Leasehold Deed of Trust on the leasehold estate created by this Lease, without the City's consent, provided and upon condition that:

                  (i) a duplicate original or certified copy or photostatic copy of each such Leasehold Deed of Trust, and the note or other obligation secured thereby, is delivered to the City and the Trustee within thirty
                           (30) days after the execution thereof; and

                  (ii) such Leasehold Deed of Trust shall contain a covenant to the effect that the net proceeds of all insurance policies and the condemnation award shall be held, used and applied for the purposes and in the manner provided for in this Lease.

         (c) Notwithstanding anything contained to the contrary in this Lease, (i) the Company shall have the right to assign its interest in this Lease and any subleases to any beneficiary of the Leasehold Deed of Trust or to the designee or nominee of such beneficiary of the Leasehold Deed of Trust, without the consent of the City, and (ii) if the beneficiary of the Leasehold Deed of Trust or its designee or nominee shall acquire ownership of the leasehold estate, either following foreclosure of such Leasehold Deed of Trust or in liquidation of the indebtedness and in lieu of foreclosure thereof, the beneficiary of the Leasehold Deed of Trust or its designee or nominee shall have the further right to further assign this Lease and any subleases, with the consent of the City and such assignee shall enjoy all rights, powers and privileges granted herein to beneficiaries of leasehold deeds of trust.

         (d) If (i) the Company shall execute and deliver a Leasehold Deed of Trust, and (ii) the provisions and conditions of subsection
                  (b) above shall have been fully complied with and observed with respect to such Leasehold Deeds of Trust, and (iii) the Company or the beneficiary of such Leasehold Deeds of Trust shall have notified the City and the Trustee in writing of the making thereof and of the name and address of beneficiary of such Leasehold Deed of Trust; then:

                  (i) this Lease may not be modified, amended, canceled or surrendered by agreement between the City and the Company, without the prior written consent of beneficiary of such Leasehold Deed of Trust;

                  (ii) there shall be no merger of this Lease or of the leasehold estate created hereby with the fee title to the Project Site, notwithstanding that this Lease or said leasehold estate and said fee title shall be owned by the same person or persons, without the prior written consent of beneficiary of such Leasehold Deed of Trust;

                  (iii) the City shall serve upon each beneficiary of the Leasehold Deed of Trust a copy of each notice of default and each notice of termination given to the Company under this Lease, at the same time as such notice is served upon the Company. No such notice to the Company shall be effective unless a copy thereof is thus served upon each beneficiary of the Leasehold Deed of Trust;

                  (iv) each beneficiary of the Leasehold Deed of Trust shall have the same period of time after the service of such notice upon it within which the Company may remedy or cause to be remedied the default which is the basis of the notice plus ninety (90) days; and the City shall accept performance by such beneficiary of the Leasehold Deed of Trust as timely performance by the Company;

                  (v) such beneficiary of the Leasehold Deed of Trust shall not be required to continue possession or continue foreclosure proceedings under paragraph (vii) of this subsection if the particular default has been cured;

                  (vi) the City may exercise any of its rights or remedies with respect to any other default by the Company occurring during the period of such forbearance provided for under paragraph (viii), subject to the rights of the beneficiary of the Leasehold Deed of Trust under this Section as to such other defaults;

                  (vii) in case of default by the Company under this Lease, other than a default in the payment of money, the City shall take no action to effect a termination of this Lease by service of a notice or otherwise, without first giving to such beneficiary of the Leasehold Deed of Trust a reasonable time within which either to obtain possession of the Project and to remedy such default in the case of a default which is susceptible of being cured when such beneficiary of the Leasehold Deed of Trust has obtained possession of the Project, or to institute and with reasonable diligence to complete foreclosure proceedings or otherwise acquire the Company's leasehold estate under this Lease in the case of a default which is not so susceptible of being remedied by such beneficiary of the Leasehold Deed of Trust, provided that the Leasehold Deed of Trust shall deliver to the City within thirty (30) days after the expiration of the grace period applicable to the particular default, an instrument unconditionally agreeing to remedy such default other than a default not susceptible of being remedied by the beneficiary of such Leasehold Deed of Trust. The City's right to terminate this Lease by reason of a default which is not susceptible of being remedied by such beneficiary of the Leasehold Deed of Trust shall end with respect to such default when the beneficiary of the Leasehold Deed of Trust obtains possession of the Project as aforesaid, which possession shall be deemed to include possession by a receiver;

                  (viii) if this Lease shall terminate prior to the expiration of the Lease Term, the City shall enter into a new lease for the Project (which shall be deemed to have continued or been reinstated as if this Lease had never been terminated), with any such beneficiary of the Leasehold Deed of Trust or its designee or nominee, for the remainder of the term, effective as of the date of such termination, at the same rent and upon the same terms, covenants and conditions contained herein, except that such new lease shall not guarantee possession of the Project to the new tenant as against the Company and/or anyone claiming under the Company, and the City, simultaneously with the execution and delivery of such new lease, shall turn over to the new tenant all monies, if any, then held by the City under this Lease on behalf of the Company, on condition that:

                           (A) such beneficiary of the Leasehold Deed of Trust shall make written request for such new lease within thirty (30) days after the date of such termination, and

                           (B) on the commencement date of the term of the new lease, such beneficiary of the Leasehold Deed of Trust shall cure all defaults of the Company under this Lease (susceptible of being cured by such beneficiary of the Leasehold Deed of Trust) which remain uncured on that date, and shall pay or cause to be paid all unpaid sums which at such time would have been payable under this Lease but for such termination, and shall pay or cause to be paid to the City on that date all expenses, including reasonable counsel fees, court costs and disbursements, incurred by the City in connection with any such default and termination as well as in connection with the execution and delivery of such new lease;

                  (ix) if such beneficiary of the Leasehold Deed of Trust or its designee or nominee shall become the owner of this Lease either following foreclosure of such Leasehold Deed of Trust or in liquidation of the indebtedness and in lieu of foreclosure thereof and such Leasehold Deed of Trust or its designee or nominee shall have assigned this Lease, such beneficiary of the Leasehold Deed of Trust or its designee or nominee so assigning shall be released from all liability accruing from and after the date of such assignment.

         If more than one beneficiary of the Leasehold Deed of Trust shall request such new lease, such new lease shall be made with and delivered to the beneficiary of the Leasehold Deed of Trust (or its nominee or designee) whose deed of trust is prior in lien to those of any others. The opinion of a reputable title insurance company, licensed to insure title to real property in the State of Missouri, setting forth the order of priority of such mortgage liens, may be relied on by the City as conclusive evidence of such priority.

         SECTION 10.5. FINANCING DOCUMENTS. The Company, from time to time, may request the City to (i) pledge, assign or otherwise hypothecate all or a portion of its interest in and to the Project in connection with any financings which the Company may undertake with respect to the Project ("Project Financing"), and/or (ii) acknowledge any Project Financing and the rights and remedies of any Project Equipment Lender, as hereinafter in this Section defined, thereunder. Subject to the terms and conditions of this Section 10.5, the City promptly shall execute and deliver, at the Company's request, all UCC financing statements, security documents, acknowledgements, assignments and other Financing Documents securing, evidencing or otherwise pertaining to the Project

Financing; provided, however, that the City and the Trustee shall not be liable for any of the indebtedness evidencing the Project Financing or for any other obligations of the Company, as borrower, under the Financing Documents in the Company's own name or as the authorized agent for the City even if such agency is not specified. No separate signature or authorization from the City shall be required for the execution and delivery of any such Financing Documents. All third parties entering into any Financing Documents or other documents executed in connection therewith or receiving delivery of or the benefit from any Financing Documents or other such documents ("PROJECT EQUIPMENT LENDER") shall be entitled to rely upon the same as having been executed by the Company as the agent for the City, unless the Project Equipment Lender has actual notice that the agency granted herein has been terminated because of an uncured Event of Default hereunder. The City hereby names, appoints and constitutes the Company as its irrevocable attorney-in-fact, coupled with and interest, to execute and deliver on behalf of the City each and every of the Financing Documents, subject to the limitation of liability set forth above.

         In the event that the Company consummates a Project Financing with respect to the Project and collateralizes all or a portion of the Project under the Financing Documents, then the following provisions shall be applicable in addition to, but not exclusive of, the Financing Documents or any additional documents to which the City becomes a party with respect to the Project
Financing:

         (a) This Lease may not be modified, amended, cancelled or surrendered by agreement between the City and the Company, without the prior written consent of the Project Equipment Lender of which the City and the Trustee have received written notice;

         (b) There shall be no merger of title between the leasehold estate created under this Lease and the ownership interest held by the City in and to the Project notwithstanding that this Lease or said leasehold estate and ownership interest shall be owned by one and the same person or persons, without the prior written consent of the lender providing financing for the Project (the "Project Lender");

         (c) Provided that the mailing address of the Project Lender is provided to the City and the Trustee in writing, the City shall send each Project Lender a copy of each notice of default and each notice of termination given to the Company under this Lease at the same time as such notice is sent to the Company. No such notice to the Company shall be effective unless a copy thereof is served upon each Project Lender;

         (d) Each Project Lender shall have the same time period which the Company has after service of any required notice upon it, within which to remedy or cause to be remedied, any payment default under this Lease plus thirty

                  (30) days, and the City shall accept performance by the Project Lender as timely performance by the Company.

         (e) Such Project Lender shall not be required to continue possession or continue foreclosure proceedings hereunder if the particular default has been cured.

         (f) The City may exercise any of its rights or remedies with respect to any other default by the Company, subject to the rights of Project Lender;

         (g) In the case of default by the Company under this Lease, other than a default in the payment of money, the City shall take no action to effect termination of this Lease by service of a notice or otherwise, without first giving notice to the Project Lender and a reasonable time within which either to obtain possession of the Project and to remedy such default or to institute and to prosecute diligently foreclosure proceedings or otherwise acquire the Company's leasehold estate under this Lease, provided, however, that the City's right to terminate this Lease by reason of a default which is not susceptible to being remedied by the Project Lender shall be null and void and not effective against the Project Lender, its designee, or a purchaser in foreclosure that acquires title to all or a portion of the Project;

         (h) If this Lease shall terminate prior to the expiration of the Lease Term, the City may in its sole and absolute discretion enter into a new lease for the Project with the Project Lender or its designee, for the remainder of the Lease Term effective as of the date of termination, upon the same terms and conditions as contained in this Lease, except that such new lease shall not guarantee possession of the Project to the new tenant as against the Company or anyone claiming by or through the Company, and the City, simultaneous with the execution and delivery of such new lease, shall turn over to the new tenant all monies, if any, then held by the City under the Lease on behalf of the Company, on condition that:

                  (i) The Project Lender shall make written notice of its election to enter into such new lease within thirty
                           (30) days after such termination; and

                  (ii) On the commencement date of the term of the new lease, the new tenant shall cure all defaults of the Company under the Lease susceptible being cured by the payment of money by the Project Lender and shall pay or cause to be paid to the City and the Trustee on that date all reasonable fees, costs, charges and expenses, including reasonable counsel fees and expenses, court costs and disbursements, incurred by the City and the Trustee in connection with any such default and termination as well as in connection with the execution and delivery of such new lease;

         (i) If the Project Lender, its designee or purchaser in foreclosure shall become the new tenant either following foreclosure or in liquidation of the indebtedness, or in lieu of the foreclosure, and thereafter the Project Lender, its nominee or purchaser in foreclosure shall assign its interest in this Lease or any new lease, the same shall be released from all liability occurring from and after the date of such assignment with the express written consent of the City.

         In the event that the City or the Trustee engages counsel to review any Financing Documents in connection with any request for the City to execute any of the Financing Documents or otherwise collateralize the Project, then the Company shall reimburse the City or the Trustee for its reasonable counsel fees and expenses incurred in connection with such review.

         SECTION 10.6. INDEMNIFICATION OF CITY AND TRUSTEE. The Company shall indemnify and save the City and the Trustee harmless from and against all claims, demands, liabilities and losses by or on behalf of any person, firm or corporation arising from the conduct or management of, or from any work or thing done in, on or about, the Project during the Lease Term, and against and from all claims arising during the Lease Term from (a) any condition of the Project caused by the Company, (b) any breach or default on the part of the Company in the performance of any of its obligations under this Lease, (c) any contract entered into in connection with the improvement and installation of the Project,
(d) any act of negligence of the Company or of any of its agents, contractors, servants, employees or licensees, (e) any act of negligence of any assignee or sublessee of the Company, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of the Company, and (f) ownership of the Project by the City. The Company shall indemnify and save the City and the Trustee harmless from and against all fees, penalties, costs, claims, demands, liabilities, losses and expenses including but not limited to, those items referenced in Sections 6.2(b) and 8.3(b) of this Lease (except those which have arisen from the willful misconduct or gross negligence of the City or the Trustee) incurred in or in connection with any action or proceeding brought thereon, to this Lease, the Indenture and the Bonds, and upon notice from the City or the Trustee, the Company agrees to defend them or any of them in any such action or proceeding (except those which have arisen from the willful misconduct or gross negligence of the City or the Trustee). The Trustee shall notify the Company in writing within 14 days after receipt of any claim described in this Section. Provided that neither the City or the Trustee shall suffer any loss, cost or liability, the Company shall have complete control of any payment in settlement or compromise of a claim or satisfaction of a judgment resulting from a claim described in this Section. This Section 10.6 shall survive the expiration or other termination of this Lease.

         SECTION 10.7. DEPRECIATION, INVESTMENT TAX CREDIT AND OTHER TAX BENEFITS. The City agrees that any depreciation, investment tax credit or any other tax benefits with respect to the Project or any part thereof shall be made available to the Company, and the City will fully cooperate with the Company in any effort by the Company to avail itself of any such depreciation, investment tax credit or other tax benefits.

         SECTION 10.8. COMPANY TO MAINTAIN ITS CORPORATE EXISTENCE. The Company agrees that until the Bonds are paid or payment is provided for in accordance with the terms of the Indenture, it will maintain its existence, and will not dissolve or otherwise dispose of all or substantially all of its assets; provided, however, that the Company may, without violating the agreement contained in this Section, consolidate with or merge into another domestic entity (i.e., an entity formed and existing under the laws of one of the states of the United States) or permit one or more other domestic entities to consolidate with or merge into it, or may sell or otherwise transfer to another domestic entity all or substantially all of its assets as an entirety and thereafter dissolve, provided, the surviving, resulting or transferee entity expressly assumes in writing all the obligations of the Company contained in this Lease; and, further provided, that the surviving, resulting or transferee entity, as the case may be, has a consolidated net worth (after giving effect to said consolidation, merger or transfer) at least equal to or greater than that of the Company immediately prior to said consolidation, merger or transfer and there shall be delivered to the City and the Trustee a certificate of an independent certified public accountant to such effect or the surviving or transferee entity is otherwise reasonably acceptable to the City, such acceptability being evidenced to the Trustee by a certificate of the City for such effect. The term "net worth", as used in this Section, shall mean the difference obtained by subtracting total liabilities (not including as a liability any capital or surplus item) from total assets of the Company and all of its subsidiaries. Merger or consolidation with an affiliate of the Company shall not require compliance with this Section 10.8. In any such consolidation, merger or transfer the Company shall comply with the provisions of Section 13.1 hereof to the extent applicable.

         SECTION 10.9. SECURITY INTERESTS. The City and the Company agree to enter into all instruments (including financing statements and statements of continuation) necessary for perfection of and continuance of the perfection of the security interests of the City and the Trustee in the Project. The City shall cause to be filed all such instruments which the Owner of the Bonds shall deem necessary to be filed and the Trustee shall continue or cause to be continued the liens of such instruments for so long as the Bonds shall be Outstanding. The City and the Company shall cooperate with the Trustee in this regard by executing such continuation statements and providing such information as the Trustee may require to renew such liens. Additionally, the Trustee shall maintain a file showing the description of all machinery and equipment constituting a part of the Project, said file to be compiled from the certificates furnished to the Trustee pursuant to Section 4.4, Section 4.7 and
Section 8.5 hereof and upon which certification the Trustee may conclusively rely.

         If, at any time during the term of this Lease, the Company changes its state of formation, changes its form of organization, changes its name, or takes any other action which could affect the proper location for filing of Uniform Commercial Code financing statements or continuation statements or which could render existing filings seriously misleading or invalid, the Company shall immediately provide written notice of such change to the City and the Trustee, and thereafter promptly deliver to the City or the Trustee such additional information or documentation regarding such change as the City or the Trustee may reasonably request for the purpose of amendment and/or refilling, at the expense of the Company, as may be reasonably determined to be necessary by City or the Trustee, and their respective attorneys.

         SECTION 10.10. ENVIRONMENTAL MATTERS. The Company covenants, represents and warrants to the City and the Trustee, and their respective successors and assigns, that the Project Site and its existing uses have at all times during the period the Company and/or the City has owned the Project Site complied with, and the Project shall comply with, and the Company is not in violation and shall not violate, in connection with the ownership, use, maintenance or operation of the Project and the conduct of the business related thereto, any applicable "Environmental Law", as hereinafter defined, relating to "Hazardous Materials", as hereinafter defined. The term "Environmental Laws" shall mean all Federal, State and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Toxic Substances Control Act, as amended, the Clean Air Act, the Federal Water Pollution Control Act of 1972, and the Superfund Amendments and Reauthorization Act of 1986. The term "Hazardous Materials" shall mean any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum-based products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials as set forth in any Environmental Law or other materials which may or could pose a hazard to the health and safety of the occupants of the Project or the occupants and/or owners of property near the Project. Without limiting the generality of the foregoing:

         (a) The Company, its agents, employees and independent contractors, (i) have and shall operate the Project and have and at all times will receive, handle, use, store, treat, transport and dispose of all Hazardous Materials in strict compliance with all applicable Environmental Laws and other health or safety statutes, ordinances, orders, rules, standards, regulations or requirements, and (ii) have removed from the Project any Hazardous Materials that do not comply with the foregoing;

         (b) There are no existing or pending statutes, orders, standards, rules or regulations relating to environmental matters requiring any remedial actions or other work, repairs, construction or capital expenditures with respect to the Project, nor has the Company received any notice of any of the same;

         (c) No Hazardous Materials have, to the knowledge of the Company, been or will be released into the environment, or have been spilled, discharged, or disposed of at or on the Project Site except as previously disclosed in writing to City by or on behalf of Company, nor has the Project Site been, or will it be, used at any time by any person as a landfill or a disposal site for Hazardous Materials or for garbage, waste or refuse of any kind;

         (d) There are no electrical transformers, except as disclosed in the environmental report provided to the City and the Trustee, or other equipment containing dielectric fluid containing polychlorinated biphenyls located in the Project, on or under the Project Site, nor is there any friable asbestos contained in the Project, nor will the Company permit the installation of same;

         (e) There are no underground storage tanks under the Project Site nor, to the knowledge of the Company, have any been removed from the Project Site;

         (f) No notices of any violation of any of the matters referred to in the foregoing sections relating to the Project Site or the Project or their use have been received by the Company, and there are no writs, injunctions, decrees, orders or judgments outstanding, and to the knowledge of the Company no lawsuits, claims, proceedings or investigations pending or threatened, relating to the ownership, use, maintenance or operation of the Project, nor is there any basis for any such lawsuit, claim, proceeding or investigation being instituted or filed; and

         (g) The Project Site is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites nor any other log, list, schedule, inventory or record of Hazardous Materials or Hazardous Waste sites whether maintained by the United States, or any state or local governmental unit.

         The Company agrees to indemnify and reimburse the City and the Trustee, and their respective successors and assigns, for any breach of these representations and warranties and from any loss, damage, expense or cost arising out of or incurred by the City or the Trustee which is the result of a breach of, misstatement of or misrepresentation of the above covenants, representations and warranties, or for any loss, damage, expense or cost sustained as a result of there being located on the Project any Hazardous Materials or dangerous, toxic or hazardous pollutants, chemicals, wastes or substances, together with all attorneys' fees incurred in connection with the defense of any action against the City, the Trustee or the Company arising out of the above. These covenants, representations, warranties and indemnities shall be deemed continuing covenants, representations, warranties and indemnities running with the land for the benefit of the City and the Trustee, and their respective successors and assigns, including any purchaser at a foreclosure sale, any transferee of the title of the City or the Trustee or any subsequent purchaser thereof at a foreclosure sale, and any subsequent owner of the Project claiming through or under the title of the City or the Trustee and shall survive any acquisition of title of the City or the Trustee. The amount of all such indemnified loss, damage, expense or cost, shall bear interest thereon at the Prime or Base Rate of the Trustee plus two percent (2%), and shall become immediately due and payable in full on demand of the City or the Trustee and their respective successors and assigns. The Company shall be notified in writing of any event requiring indemnification hereunder and the Company shall have the right to defend the City or the Trustee with counsel approved by the City or the Trustee, as the case may be.

         SECTION 10.11. OBLIGATIONS UNDER INDENTURE. The Company will perform the obligations assigned to it in the Indenture.

         SECTION 10.12.  EQUAL OPPORTUNITY IN EMPLOYMENT.

         (a) General. The Company will refrain from any unlawful employment practice as presently defined in the Code of Ordinances of the City. The Company will post at its office of employment notices of the provisions of Section 38-132 of the Code of Ordinances of the City. The Company will implement the Certificate of Compliance or Affirmative Action Program submitted to the City. The Company is bound by the terms of Sections 38-81 through 38-82 and Rules and Regulations promulgated for the administration of these sections.

         (b) Access to Information. Upon request, the Company will permit the Director of Human Relations of the City, or his designee, to preview documents as necessary to ascertain compliance at the Project Site with the Affirmative Action Program required in connection with this Lease.

         (c) Failure to Comply. If the Company shall fail or refuse to comply with the terms of this Article, the Company will be subject to the enforcement provisions of Section 38-83 of the Code of Ordinances of Kansas City, Missouri and the Rules and Regulations promulgated thereunder.

         (d) Transmittals. HRD Form 1016-026 will be fully executed and submitted prior to issuance of the Bonds.

         SECTION 10.13. SALES TAX OBLIGATION. Notwithstanding any provision to the contrary contained in this Lease, if any taxing authority shall deny the City's exemption from the payment of sales tax on any Project, the Company may, at its costs, contest such denial and if it is ultimately determined that the contested sales tax is due on the Project then the Company shall pay all applicable sales tax on such Project.

                                   ARTICLE XI

                  OPTION AND OBLIGATION TO PURCHASE THE PROJECT

         SECTION 11.1. OPTION TO PURCHASE THE PROJECT. The Company or its successors under this Lease shall have, and is hereby granted, the option to purchase all or a portion of the Project at any time, prior to the expiration of the Lease Term upon payment in full of all or a portion of the Bonds then outstanding or provision for their payment having been made pursuant to Article XIII of the Indenture. To exercise such option the Company shall give written notice to the City and to the Trustee, if any of the Bonds shall then be unpaid or provision for their payment shall not have been made in accordance with the provisions of the Indenture, and shall specify therein the date of closing such purchase, which date shall be not less than thirty (30) nor more than 180 days from the date such notice is mailed, and in case of a redemption of the Bonds in accordance with the provisions of the Indenture the Company shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption. The purchase price payable by the Company in the event of its exercise of the option granted in this Section shall be the sum of the following:

         (a) an amount of money which, when added to the amount then on deposit in the Bond Fund (or the amount deemed then on deposit in the Bond Fund if the Company is the sole Bondowner), will be sufficient to redeem all the then outstanding Bonds on the earliest redemption date as defined in Article III of the Indenture next succeeding the closing date of the purchase, including, without limitation, principal and interest to accrue to said redemption date and redemption expense; plus

         (b) an amount of money equal to the Additional Rent due for the remaining Lease Term; plus

         (c) an amount of money equal to the Trustee's and the Paying Agent's agreed to and reasonable fees and expenses under the Indenture accrued and to accrue until such redemption of the Bond; plus

         (d)      the sum of $100.00 for the purchase of all the Project.

         At its option, to be exercised at least five (5) days prior to the date of closing such purchase, the Company may deliver to the Trustee for cancellation Bonds not previously paid, and the Company shall receive a credit against the purchase price payable by the Company in an amount equal to 100% of the principal amount of the Bonds so delivered for cancellation.

         SECTION 11.2. CONVEYANCE OF THE PROJECT. At the closing of the purchase of the Project pursuant to this Article, the City will upon receipt of the purchase price deliver to the Company the following:

         (a) If the Indenture shall not at the time have been satisfied in full, a release from the Trustee of the Project from the lien and/or security interest of the Indenture, in such form as reasonably requested by the Company.

         (b) Documents, in such form as reasonably requested by the Company, conveying to the Company or its successors under this Lease legal title to the Project, as it then exists, subject to the following: (i) those liens and encumbrances, if any, to which title to the Project was subject when conveyed to the City; (ii) those liens and encumbrances created by the Company or to the creation or suffering of which the Company consented; (iii) those liens and encumbrances resulting from the failure of the Company to perform or observe any of the agreement on its part contained in this Lease; (iv) Permitted Encumbrances other than the Indenture and this Lease; and (v) if the Project or any part thereof is being condemned, the rights and title of any condemning authority.

         SECTION 11.3. RELATIVE POSITION OF OPTION AND INDENTURE. The options and obligation to purchase the Project granted to the Company in this Article shall be and remain prior and superior to the Indenture and may be exercised whether or not the Company is in default under this Lease, provided that such default will not result in nonfulfillment of any condition to the exercise of any such option.

         SECTION 11.4. OBLIGATION TO PURCHASE THE PROJECT. The Company or its successors under this Lease hereby agrees to purchase, and the City hereby agrees to sell, all of the Project for the sum of $100.00 at the expiration or termination of the Lease Term following full payment of the Bonds or provision for payment thereof having been made in accordance with the provisions of the Indenture. As a result, the City shall not sell, transfer or convey an interest in the Project except as provided in this Article XI.

                                   ARTICLE XII

                              DEFAULTS AND REMEDIES

         SECTION 12.1. EVENTS OF DEFAULT. If any one or more of the following events shall occur and be continuing, it is hereby defined as and declared to be and to constitute an "Event of Default" or "default" under this Lease:

         (a) Default in the due and punctual payment of Basic Rent on the date due or failure to pay Additional Rent within ten (10) days after the Trustee has given the Company written notice of a default in the payment of Additional Rent; or

         (b) Default in the due observance or performance of any other covenant, agreement, obligation or provision of this Lease on the Company's part to be observed or performed, which default shall continue for thirty (30) days after the City or the Trustee has given the Company's written notice specifying such default (or such longer period as shall be reasonably required to cure such default; provided that (i) the Company has commenced such cure within said 30-day period, and (ii) the Company diligently prosecutes such cure to completion);

         (c) The Company shall: (i) admit in writing its inability to pay its debts as they become due; or (ii) file a petition in bankruptcy or for reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code as now or in the future amended or any other similar present or future federal or state statute or regulation, or file a pleading asking for such relief; or
                  (iii) make an assignment for the benefit of creditors; or (iv) consent to the appointment of a trustee, receiver or liquidator for all or a major portion of its property or shall fail to have the appointment of any trustee, receiver or liquidator made without the Company's consent or acquiescence, vacated or set aside; or (v) be finally adjudicated as bankrupt or insolvent under any federal or state law; or (vi) be subject to any proceeding, or suffer the entry of a final and nonappealable court order, under any federal or state law appointing a trustee, receiver or liquidator for all or a major part of its property or ordering the winding-up or liquidation of its affairs, or approving a petition filed against it under the Bankruptcy Code, as now or in the future amended, which order or proceeding, if not consented to by it, shall not be dismissed, vacated, denied, set aside or stayed within sixty (60) days after the day of entry or commencement; or (vii) suffer a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial portion of its property, and such writ or warrant of attachment or any similar process is not contested, stayed, or is not released within sixty (60) days after the final entry, or levy or after any contest is finally adjudicated or any stay is vacated or set aside; or

         (d) The Company shall vacate or abandon the Project, or shall have been ejected from the Project or any portion thereof by reason of a defect in title to the Project, and the same shall remain uncared for and unoccupied for a period of sixty (60) days.

         SECTION 12.2. REMEDIES ON DEFAULT. If any Event of Default referred to in Section 12.1 hereof shall have occurred and be continuing beyond the applicable cure period, then the City may at the City's election (subject, however, to any restrictions against acceleration of the maturity of the Bonds or termination of this Lease in the Indenture), then or at any time thereafter, and while such Event of Default shall continue, take any one or more of the following actions:

         (a) cause all amounts payable with respect to the Basic Rent and Additional Rent for the remainder of the term of the Lease to become due and payable, as provided in the Indenture thirty
                  (30) days after written notice of its intention to do so; or

         (b) give the Company written notice of intention to terminate this Lease on a date specified therein, which date shall not be earlier than thirty (30) days after such notice is given, and if all defaults have not then been cured, on the date so specified, the Company's rights to possession of the Project shall cease and this Lease shall thereupon be terminated, and the City may re-enter and take possession of the Project; or

         (c) having terminated the Lease pursuant to Section 12.2(b) hereof, direct the Trustee to sell the Project; all proceeds from any such sale shall be applied in accordance with Section 908 of the Indenture; or

         (d) without terminating this Lease, take possession of the Project pursuant to legal proceedings or pursuant to any notice provided for by law, and having elected to take possession of the Project without terminating this Lease, the City shall use reasonable diligence to relet the Project, or parts thereof, for such term or terms and at such rental and upon such other terms and conditions as the City may deem advisable, with the right to make alterations and repairs to the Project, and no such taking of possession of the Project by the City shall be construed as an election on the City's part to terminate this Lease, and no such taking of possession by the City shall relieve the Company of its obligation to pay Basic Rent or Additional Rent (at the time or times provided herein), or of any of its other obligations under this Lease, all of which shall survive such taking of possession, and the Company shall continue to pay the Basic Rent and Additional Rent provided for in this

                  Lease until the end of the Lease Term, whether or not the Project shall have been relet, less the net proceeds, if any, of any reletting of the Project after deducting all of the City's reasonable expenses in or in connection with such reletting, including without limitation all repossession costs, brokerage commissions, legal expenses, expenses of employees, alteration costs and expenses of preparation for reletting. Said net proceeds of any reletting shall be deposited in the Bond Fund.

Having elected to take possession of the Project without terminating this Lease under (d) above, the City may (subject, however, to any restrictions against termination of this Lease in the Indenture), by notice to the Company given at any time thereafter while the Company is in default in the payment of Basic Rent or Additional Rent or in the performance of any other obligation under this Lease, elect to terminate this Lease on a date to be specified in such notice, which date shall be not earlier than thirty (30) days after taking possession under (d) above, and if all defaults shall not have then been cured, on the date so specified this Lease shall thereupon be terminated. If in accordance with any of the foregoing provisions of this Article the City shall have the right to elect to take possession of the Project, the City may, subject to the provisions of Section 11.4 hereof, in accordance with local law, enter the Project and remove any portion of the Project without being guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenant. The City may take whatever action at law or in equity including causing the appointment of a receiver or receivers for the Company and/or its assets which may appear necessary or desirable to collect rent then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Lease.

         In the enforcement of any remedy provided in this Section, the Trustee may treat all expenses of enforcement, including reasonable legal, accounting and advertising fees and expenses, as Additional Rent then due and payable by the Company.

         Any amount collected pursuant to action taken under this Section shall be paid to the Trustee and applied, first, to the payment of any costs, expenses and fees incurred by the City or the Trustee as a result of taking such action and, next, any balance shall be used to satisfy any payment then due by payment into the Bond Fund and applied in accordance with the Indenture and, then, to satisfy any other Additional Rent then due or to cure any other Event of Default.

         SECTION 12.3. SURVIVAL OF OBLIGATIONS. The Company covenants and agrees with the City and Bondowners that its obligations under this Lease shall survive the cancellation and termination of this Lease, for any cause, and that the Company shall continue to pay the Basic Rent and Additional Rent and perform all other obligations provided for in this Lease, all at the time or times provided in this Lease; provided, however, that upon the payment of all Basic Rent and Additional Rent required under Article V hereof, and upon the satisfaction and discharge of the Indenture under

Section 1301 thereof, the Company's obligation under this Lease shall thereupon cease and terminate in full, except that obligations with respect to Section
11.4 hereof, compensation and indemnification of the City and the Trustee required hereunder or in the Indenture shall not so terminate until fully discharged.

         SECTION 12.4. PERFORMANCE OF THE COMPANY'S OBLIGATIONS BY THE CITY. If the Company shall fail to keep or perform any of its obligations as provided in this Lease in the making of any payment or performance of any obligation, then the City, or the Trustee in the City's name, may (but shall not be obligated so to do) upon the continuance of such failure on the Company's part for thirty
(30) days after written notice of such failure is given the Company by the City or the Trustee, and without waiving or releasing the Company from any obligation hereunder, as an additional but not exclusive remedy, make any such payment or perform any such obligation, and all reasonable sums so paid by the City or the Trustee and all necessary incidental reasonable fees, costs and expenses incurred by the City or the Trustee in performing such obligations shall be deemed Additional Rent and shall be paid to the City or the Trustee on demand, with interest thereon at the prime rate of the Trustee plus two percent (2%) per annum, and if not so paid by the Company, the City or the Trustee shall have the same rights and remedies provided for in Section 12.2 hereof in the case of default by the Company in the payment of Basic Rent.

         SECTION 12.5. RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies reserved by the City and the Company hereunder and those provided by law shall be construed as cumulative and continuing rights. No one of them shall be exhausted by the exercise thereof on one or more occasions. The City and the Company shall each be entitled to specific performance and injunctive or other equitable relief for any breach or threatened breach of any of the provisions of this Lease, notwithstanding availability of an adequate remedy at law, and each party hereby waives the right to raise such defense in any proceeding in equity.

         SECTION 12.6. WAIVER OF BREACH. No waiver of any breach of any covenant or agreement herein contained shall operate as a waiver of any subsequent breach of the same covenant or agreement or as a waiver of any breach of any other covenant or agreement, and in case of a breach by the Company of any covenant, agreement or undertaking by the Company, the City may nevertheless accept from the Company any payment or payments hereunder without in any way waiving City's right to exercise any of its rights and remedies provided for herein with respect to any such breach or breaches of the Company which were in existence at the time such payment or payments were accepted by the City.

         SECTION 12.7. NOTICE OF DEFAULTS UNDER SECTION 12.1; OPPORTUNITY OF COMPANY TO CURE DEFAULTS.

         (a) Anything herein to the contrary notwithstanding, no default specified in Section 12.1(b)(c) or (d) shall constitute an Event of Default until actual notice of such default by registered or certified mail shall be given by the Trustee or by the Owners of twenty-five percent (25%) in aggregate principal amount of all Bonds Outstanding to the Company and the Company shall have had thirty (30) days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within such period; provided, however, if any such default shall be such that it cannot be corrected within such period, it shall not constitute an Event of Default if corrective action is instituted by the Company within such period and diligently pursued until the default is corrected.

         (b) With regard to any alleged default concerning which notice is given to the Company under the provisions of this Section, the Company hereby grants the City full authority for account of the Company to perform any covenant or obligation, the nonperformance of which is alleged in said notice to constitute a default, in the name and stead of the Company, with full power to do any and all things and acts to the same extent that the Company could do and perform any such things and acts in order to remedy such default.

         SECTION 12.8. TRUSTEE'S EXERCISE OF THE CITY'S REMEDIES. Whenever any Event of Default shall have occurred and be continuing, the Trustee may, but except as otherwise provided in the Indenture shall not be obliged to, exercise any or all of the rights of the City under this Article, upon notice as required of the City unless the City has already given the required notice. In addition, the Trustee shall have available to it all of the remedies prescribed by the Indenture.

                                  ARTICLE XIII

                             ASSIGNMENT AND SUBLEASE

         SECTION 13.1. ASSIGNMENT; SUBLEASE. The Company may assign this Lease in whole or in part, and may sublease the Project as a whole or in part, without the necessity of obtaining the consent of the Trustee, subject, however, to each of the following conditions:

         (a) The prior written consent of the City, which consent shall not be unreasonably withheld; provided, however, the consent of the City shall not be required for a sublease by and between the Company and Ameritrade or an assignment or sublease to or with any successor to the Company or any entity owned by or under common ownership with the Company;

         (b) Except upon prior written consent of the City, no assignment or sublease shall relieve the Company from primary liability for any of its obligations hereunder, and in the event of any such assignment or sublease the Company shall continue to remain primarily liable for payment of the Basic Rent and Additional Rent specified in Sections 5.1 and 5.2 hereof and for performance and observance of the other covenants, warranties, representations and agreements on its part herein provided to be performed and observed by it to the same extent as though no assignment or sublease had been made.

         (c) Any assignee shall assume the obligations of the Company hereunder to the extent of the interest assigned;

         (d) The Company shall, at least thirty (30) days prior to such assignment or sublease, furnish or cause to be furnished to the City and to the Trustee a true and complete copy of each such assignment and assumption of obligations or sublease, as the case may be, unless such assignment or sublease is to or with any successor to the Company or any entity owned by or under common ownership with the Company.

         SECTION 13.2. ASSIGNMENT OF REVENUES BY CITY. The City shall assign and pledge any rents, revenues and receipts receivable under this Lease, to the Trustee pursuant to the Indenture as security for payment of the principal of, interest and premium, if any, on the Bonds and the Company hereby consents to such pledge and assignment.

         SECTION 13.3. RESTRICTIONS ON SALE OR ENCUMBRANCE OF PROJECT BY CITY. During this Lease Term, the City agrees that, except to secure the Bonds to be issued pursuant to the Indenture, it will not sell, assign, encumber, mortgage, transfer or convey the Project or any interest therein.

                                   ARTICLE XIV

                      AMENDMENTS, CHANGES AND MODIFICATIONS

         SECTION 14.1. AMENDMENTS, CHANGES AND MODIFICATIONS. Except as otherwise provided in this Lease or in the Indenture, after the date hereof and prior to the payment in full of the Bonds (or provision for the payment thereof having been made in accordance with the provisions of the Indenture), this Lease may not be effectively amended, changed, modified, altered or terminated without the prior written consent of the Trustee, given in accordance with the provisions of the Indenture.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

         SECTION 15.1. NOTICES. All notices, certificates or other communications required or desired to be given hereunder shall be in writing and shall be deemed duly given when (a) mailed by registered or certified mail, postage prepaid, or (b) sent by overnight delivery or other delivery service which requires written acknowledgment of receipt by the addressee, addressed as follows (except that notices, certificates or communications to the Trustee shall be effective upon receipt):

         (a)      To the City:

                           City of Kansas City, Missouri
                           414 East 12th Street, 1st Floor
                           Kansas City, Missouri 64106
                           Attn: City Treasurer
                           Telecopier Number: (816) 513-1020

                  and to:

                           City of Kansas City, Missouri
                           City Hall
                           Law Department, 28th Floor
                           414 East 12th Street
                           Kansas City, Missouri 64106
                           Attn: City Attorney
                           Telecopier Number: (816) 513-3133

         (b)      To the Company:

                            MasterCard International, LLC
                            2200 MasterCard Boulevard
                            O'Fallon, MO 63366
                            Attention: Michael Manchisi,
                            Senior Vice President - Global Operations
                            Administration and Finance
                            Telecopier Number: (636) 722-6714

         (c)      To the Trustee:

                           UMB Bank, N.A.
                           2401 Grand Boulevard, Suite 200
                           Kansas City, Missouri 64108
                           Attn: Corporate Trust Department
                           Telecopier Number: (816) 860-3021

         Except as provided above, all notices given by certified or registered mail as aforesaid shall be deemed fully given as of the date they are so mailed. A duplicate copy of each notice, certificate or other communication given hereunder by the City or the Company to the other shall also be given to the Trustee. The City, the Company and the Trustee may from time to time designate, by notice given hereunder to the others of such parties, such other address to which subsequent notices, certificates or other communications shall be sent.

         SECTION 15.2. CITY SHALL NOT UNREASONABLY WITHHOLD CONSENTS AND APPROVALS. Wherever in this Lease it is provided that the City shall, may or must give its approval or consent, or execute supplemental agreements or schedules, the City shall not unreasonably, arbitrarily or unnecessarily withhold, refuse to give or delay such approvals or consents or refuse to execute or delay the execution of such supplemental agreements or schedules.

         SECTION 15.3. NET LEASE. The parties hereto agree (a) that this Lease shall be deemed and construed to be a net lease, (b) that the payments of Basic Rent are designed to provide the City and the Trustee funds adequate in amount to pay all principal of and interest accruing on the Bonds as the same become due and payable, (c) that to the extent that the payments of Basic Rent are not sufficient to provide the City and the Trustee with funds sufficient for the purposes aforesaid, the Company shall be obligated to pay, and it does hereby covenant and agree to pay, upon demand therefor, as Additional Rent, such further sums of money, in cash, as may from time to time be required for such purposes, and (d) that if after the principal of and interest on the Bonds and all costs incident to the payment of the Bonds have been paid in full and the Trustee or the City holds unexpended funds received in accordance with the terms hereof such unexpended funds shall, after payment therefrom of all sums then due and owing by the Company under the terms of this Lease, and except as otherwise provided in this Lease and the Indenture, become the absolute property of and be paid over forthwith to the Company.

         SECTION 15.4. NO PECUNIARY LIABILITY. No provision, covenant or agreement contained in this Lease, the Indenture or the Bond, or any obligation herein or therein imposed upon the City, or the breach thereof, shall constitute or give rise to or impose upon the City a pecuniary liability or a charge upon the general credit or taxing powers of the City of Kansas City or the State of Missouri. Nothing herein will preclude a proper party in interest from seeking and obtaining, to the extent permitted by law, specific performance against the City for any failure to comply with any term, condition, covenant or agreement herein or in the Indenture; provided, that no costs, expenses or other monetary relief will be recoverable from the City.

         SECTION 15.5. GOVERNING LAW. This Lease shall be construed in accordance with and governed by the laws of Missouri.

         SECTION 15.6. BINDING EFFECT. This Lease shall be binding upon and shall inure to the benefit of the City and the Company and their respective successors and assigns.

         SECTION 15.7. SEVERABILITY. If for any reason any provision of this Lease shall be determined to be invalid or unenforceable, the validity and enforceability of the other provisions hereof shall not be affected thereby.

         SECTION 15.8. EXECUTION IN COUNTERPARTS. This Lease may be executed simultaneously in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

             [The remainder of this page intentionally left blank.]

         THIS LEASE AGREEMENT is hereby executed as of the date first hereinabove written.

                                          CITY OF KANSAS CITY, MISSOURI

                                          By:   /s/ Kevin Riper
                                              ----------------------------------
                                                  Director of Finance

[SEAL]

ATTEST:

By:   /s/ Linda F. Becker
    -----------------------------
        City Clerk

         THIS LEASE AGREEMENT is hereby executed as of the date first hereinabove written.

                                              MASTERCARD INTERNATIONAL, LLC

                                              By:     /s/ Frantz Vincent
                                                  ------------------------------
                                              Name:     Frantz Vincent
                                              Title:    Vice President

(SEAL)

ATTEST:

By:    ______________________________________________
Name:  ______________________________________________
Title: ______________________________________________

                                 ACKNOWLEDGMENT

STATE OF MISSOURI   )
                    ) SS.
COUNTY OF JACKSON   )

         On this _____ day of April, 2003, before me, a Notary Public in and for said State, personally appeared Kevin Riper who acknowledged himself to be the Director of Finance of the CITY OF KANSAS CITY, MISSOURI, and Linda Becker, who acknowledged herself to be the City Clerk of the CITY OF KANSAS CITY, MISSOURI, a constitutional charter city and municipal corporation organized and existing under the laws of the State of Missouri, and that they, as such Director of Finance and City Clerk are authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the City by themselves as Director of Finance and City Clerk.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

                                          ______________________________________
                                                       Notary Public

My Appointment Expires:

______________________________

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    ) SS.
COUNTY OF ________  )

         On this _____ day of April, 2003, before me, the undersigned, a Notary Public, appeared _______________________, to me personally known, who, being by me duly sworn, did say that he/she is the _______________________ of MasterCard International, LLC, a Delaware limited liability company, and that said instrument was signed in behalf of said company by authority of its sole member, and said ____________________acknowledged said instrument to be executed for the purposes therein stated and as the free act and deed of said company.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

                                          ______________________________________
                                                       Notary Public

My Appointment Expires:

______________________________

                                    EXHIBIT A

                                  PROJECT SITE

TRACT 1: (THE ESTATE OR INTEREST IN THIS TRACT WHICH IS FEE SIMPLE)

All of LOT 2, T.W.A. ADMINISTRATIVE CENTER, a subdivision in Kansas City, Platte County, Missouri, according to the recorded plat thereof, filed in Flat Book 17, Page 88, described as follows: Commencing at the Northwest corner of the Southeast 1/4 of Section 23, Township 52, Range 34; thence South 89 degrees 42 minutes 46 seconds East along the North line of said Southeast 1/4, 237.97 feet to the Northwest corner of said LOT 2, said point being the point of beginning of the tract to be described herein; thence South 89 degrees 42 minutes 46 seconds East, along the North line of said LOT 2, 1087.49 feet to the Westerly Right-of-Way line of Ambassador Drive; thence South 00 degrees 16 minutes 50 seconds West along said Right-of-Way line, 30.00 feet; thence North 89 degrees 42 minutes 46 seconds West, parallel with the North line of said LOT 2,574.65 feet; thence South 00 degrees 16 minutes 50 seconds West, parallel with the West line of said Ambassador Drive 626.92 feet; thence North 89 degrees 42 minutes 46 seconds West, parallel with the North line of said Lot 2,493.19 feet to the Easterly Right-of-Way line of interstate No. 29, said line also being the West line of said Lot 2; thence Northerly along said line, on a curve to the left, having a radius of 11,589.16 feet and an Initial tangent bearing of North 00 degrees 11 minutes 33 seconds East, an arc distance of 657.31 feet to the point of beginning, located as shown on that certain Survey prepared by Robert L. Buford Land Surveyors under seal of Charles E. Kutz, Missouri Registered Land Surveyor #2379, dated August 22, 2002, last revised October 16, 2002 and referred to as Job No. P-02117.

TRACT 2: (THE ESTATE OR INTEREST IN THIS TRACT IS EASEMENT)

A non-exclusive, perpetual appurtenant easement for Ingress and Egress and Parking established in Document No. 14289, in Book 670, Page 517, as amended by the instrument recorded May 5, 1993, as Document No. 6108, in Book 790, Page 89, and as amended by the instrument recorded April 29, 1994, in Book 811, Page 904, as Document No. 7138, over the following described property: Commencing at the Northwest corner of said Southeast 1/4; thence South 89 degrees 42 minutes 46 seconds East, along the North line of said Southeast 1/4, 750.81 feet to the point of beginning of the easement to be described herein; thence South 89 degrees 42 minutes 46 seconds East, continuing along said North line, 149.00 feet; thence South 00 degrees 16 minutes 50 seconds West, parallel with the East line of Lot 1, T.W.A., ADMINISTRATIVE CENTER 498.65 feet; thence South 89 degrees 42 minutes 46 seconds East, parallel with the North line of said Southeast 1/4, 425.65 feet to the West right-of way line of Ambassador Drive; thence South 00 degrees 16 minutes 50 seconds West, along said right-of-way line, 50.00 feet; thence North 89 degrees 42 minutes 46 seconds West, parallel with the North line of said Southeast 1/4, 494.65 feet; thence South 00 degrees 16 minutes 50 seconds West, 180.00 feet; thence North 89 degrees 42 minutes 46 seconds West 80.00 feet; thence North 00 degrees 16 minutes 50 seconds East
71.73 feet to the Southeast corner of Lot 2, T.W.A. ADMINISTRATIVE CENTER; thence North 00 degrees 16 minutes 50 seconds East along the Easterly line of said lot 2 and its Northerly prolongation, 656.92 feet to the point of beginning, located as shown on that certain Survey prepared by Robert L. Buford Land Surveyors under seal of Charles
E. Kutz, Missouri Registered Land Surveyor #2379, dated August 22, 2002, last revised October 16, 2002 and referred to as Job No. P-02117.

TRACT 3: (THE ESTATE OR INTEREST IN THIS TRACT IS EASEMENT)

Sanitary sewer easement established in Document No. 14290, in Book 670, Page 518, described as follows: a strip of land 10.00 feet in width in the Southeast 1/4 of Section 23, Township 52, Range 34, Kansas City, Platte County, Missouri, lying 5.00 feet on each side of the following described centerline: Commencing at the Northwest corner of the Southeast 1/4 of said Section 23; thence South 89 degrees 42 minutes 46 seconds East along the North line of said Southeast 1/4,
750.81 feet; thence South 0 degrees 16 minutes 50 seconds West, 601.42 feet to the true point of beginning oE the centerline to be herein described; thence South 59 degrees 35 minutes 51 seconds East, 57.27 feet to the point of termination, located as shown on that certain Survey prepared by Robert L. Buford Land Surveyors under seal of Charles E. Kutz, Missouri Registered Land Surveyor #2379, dated August 22, 2002, last revised October 16, 2002 and referred to as Job No. P-02117

TRACT 4: (THE ESTATE OR INTEREST IN THIS TRACT IS EASEMENT)

Gas line easement established by the instrument recorded May 5, 1993, as Document No. 6111, Book 790, Page 92. and as amended and restated ay that certain instrument recorded April 29, 1994. in Book 811, Page 903, as Document No. 7137, described as follows: A Strip of land 15 feet in width, over and across Lot 1, T.W.A. ADMINISTRATIVE CENTER, a subdivision of land in Kansas City, Platte County, Missouri, according to the recorded plat of such subdivision, recorded in Deed Book 17, Page 88, Platte County, Missouri, records, lying 7.5 feet on either side of the following described centerline:
Beginning at a point on the North line of said Lot 1, said point being North 89 degrees 42 minutes 46 seconds West along said North line, 276.34 feet from the Southeast corner of Lot 2, said T.W.A. ADMINISTRATIVE CENTER; thence South 00 degrees 17 minutes 14 seconds West 127.20 feet; thence North 89 degrees 42 minutes 46 seconds West, 217.17 feet to a point on the West line of said Lot 1, and the point of termination of said centerline. Said centerline and the Gas line easement being located as shown on that certain Survey prepared by Robert
L. Buford Land Surveyors under seal of Charles E. Kutz, Missouri Registered Land Surveyor #2379, dated August 22, 2002, last revised October 16, 2002 and referred to as Job No. P-02117.

TRACT 5: (THE ESTATE OR INTEREST IN THIS TRACT IS EASEMENT)

Storm sewer easement established by the instrument recorded May 5, 1993, as document No. 6113, Book 790, Page 94, and as amended and restated by the certain instrument recorded April 29, 1994, in Book 811, Page 902, as Document No. 7136, across a portion of Lot 1. T.W.A. Administrative Center, as more specifically described therein, and located as shown on that certain Survey prepared by Robert L. Buford Land Surveyors under seat of Charles E. Kutz, Missouri Registered Land Surveyor #2379, dated August 22, 2002, last revised October 16, 2002 and referred to as Job No. P-02117.

TRACT 6: (THE ESTATE OR INTEREST IN THIS TRACT IS EASEMENT)

Electric line easement established by the instrument recorded May 5, 1993, as Document No. 6112, Book 790, Page 93, corrected by the instrument recorded August 12, 1993, as Document No.12098 in Book 796, Page 56, and as amended and restated by the certain instrument recorded April 29, 1994, in Book 811, Page 905, as Document No. 7139, described as follows: A strip of land 15 feet in width, over and across Lot 1, T.W.A. Administrative Center, a subdivision of land in Kansas City, Platte County, Missouri, according to the recorded plat of such subdivision, recorded in Deed Book 17, Page 88, Platte County, Missouri records, lying 7.5 feet on either side of the following described centerline; Beginning at a point on the North line of said Lot 1, said point being 50.35 feet East from the Northwest corner of said Lot 1 and the Southwest corner of Lot 2, T.W.A. Administrative Center, recorded in the aforesaid plat of subdivision; thence South 11 degrees 15 minutes 27 seconds West, 226.24 feet to a point located 8.12 feet from the West line of said Lot 1, at the point of termination of said centerline, said point of termination being shown as Manhole No. 8, which Manhole No. 8, together with centerline and the Electric Line Easement all being located as shown on that certain Survey prepared by Robert L. Buford Land Surveyors under seal of Charles E. Kutz, Missouri Registered Land Surveyor #2379, dated August 22, 2002, last revised October 16, 2002 and referred to as Job No. P-02117.

TRACT 7; (THE ESTATE OR INTEREST IN THIS TRACT WHICH IS LEASEHOLD)

The leasehold estate created by the Conduit Lease executed by Trans World Airlines, Inc., to Worldspan, L.P. a Delaware limited partnership, for a term of years commencing May 1,1993 and ending April 30, 2092 (or upon such earlier date as provided therein) recorded in Book 811, Page 910, as Document No. 7144, in and to the Tenant Conduits (as defined in such Conduit Lease) and the electrical lines therein contained located in the Duct Bank (as defined in such Conduit Lease) such Duct Bank being located in a tract of land being 7.5 feet on either side of the following described centerline: A strip of land 15 feet in width, over and across Lot l, T.W.A. Administrative Center, a subdivision of land in Kansas City, Platte County, Missouri, according to the recorded plat of such subdivision, recorded in Deed Book 17, Page 88, Platte County, Missouri records, lying 7.5 feet on either side of the following described centerline:
Beginning at a point on the North line of said Lot 1, said point being 50.35 feet East from the Northwest corner of said Lot 1 and the Southwest corner of Lot 2, T.W.A. Administrative Center, recorded in the aforesaid plat of subdivision; thence South 11 degrees 15 minutes 27 seconds West, 226.24 feet to a point located 8.12 feet from the West line of said Lot 1, at the point of termination of said centerline, said point of termination being shown as Manhole No. 8, on that certain Plat of Survey dated May 4, 1993, last revised July 20,1993, prepared for PARS Service Partnership by Anderson Survey Company, (the "Anderson Survey"), together with a strip of land 15 feet in width, over and across Lot 2, T.W.A., Administrative Center, a subdivision of land in Kansas City, Missouri, according to the aforesaid recorded plat, lying 7.5 feet on either side of the following described centerline: Beginning at a point on the South line of said Lot 2, said point being 50.35 feet East from the Southwest corner of said Lot 2 and the Northwest corner of Lot 1, as described above; thence in a Northeasterly direction to Manhole 8A as described and shown on the Anderson Survey, together with a strip of land 15 feet in width, over and across Lot 1, T.W.A. Administrative Center, Interstate Rte. 29, N.W. 115th Street and property known as Kansas City International Airport, being
7.5 feet on either side of the following described centerline: Commencing at Manhole No. 8 as described above on such Lot 1; thence over and across such Lot 1, Interstate Rte. 29, N.W. 115th Street and Kansas City International Airport the courses and distances shown and set forth on the Anderson Survey along the Strip of land being thereon identified as the "underground duct bank", to the point of termination, said point of termination being shown on the Anderson Survey as the Switch Gear Building. The aforesaid centerlines, and the location of the Tenant Conduits and the Duct Bank being more particularly described and shown on the Anderson Survey

                                    EXHIBIT B

                   PROJECT IMPROVEMENTS AND PROJECT EQUIPMENT

         All buildings, structures, improvements, equipment and machinery located on or to be acquired or purchased for the construction and improvement and equipping of the project Site pursuant to Article IV hereof and paid and all personal property, including, without limitation, furniture, fixtures, machinery, equipment and parts or other personal property installed or acquired or to be acquired for installation on the Project Site pursuant to Article IV hereof and paid for in whole or in part from the proceeds of Bonds and all replacements thereof and substitutions therefor made pursuant to the Lease.

                                    EXHIBIT C

                         FORM OF REQUISITION CERTIFICATE

                                                       Requisition No. _________
                                                       Date: __________________

                             REQUISITION CERTIFICATE

TO: UMB Bank, N.A., AS TRUSTEE UNDER A TRUST INDENTURE DATED AS OF April 1, 2003, BETWEEN THE CITY OF KANSAS CITY, MISSOURI, AND THE TRUSTEE, AND LEASE AGREEMENT DATED AS OF, BETWEEN THE CITY OF KANSAS CITY, MISSOURI, AND MasterCard International.

         The undersigned hereby requests that a total of $_____________ be paid for Project Costs (as defined in said Lease) in such amounts, to such payees and for such purposes as set forth on Schedule 1 attached hereto.

         We hereby state and certify that: (a) the amounts requested are or were necessary and appropriate in connection with the acquisition, improvement and installation of the Project, have been properly incurred and are a proper charge against the Project Fund, and have been paid by or are justly due to the persons whose names and addresses are set forth on Schedule 1, for the Project Equipment detailed on Schedule 2 and have not been the basis of any previous requisition from the Project Fund; (b) as of this date, except for the amounts referred to above, there are, to the best of our knowledge, no outstanding statements which are due and payable for labor, wages, materials, supplies or services in connection with the acquisition and installation of the Project which, if unpaid, might become the basis of a vendors', mechanics', laborers' or materialmen's statutory or similar lien upon the Project or any part thereof, unless any such lien is being contested pursuant to Section 8.3(b) of the Lease; and (c) no part of the several amounts paid or due as stated above has been or is being made the basis for the withdrawal of any moneys from the Project Fund in any previous or pending application for payment made pursuant to said Lease.

         For any payee which is the Company the undersigned hereby instructs the Trustee to make such payment by electronic transfer to the following account:
Bank Name: ____________________, Bank Location: __________________, ABA No.
________________, Credit Account No. __________________, Account Name
_________________, ([______________]), Contact Person:
______________________________.

                                         MasterCard International, LLC

                                         By: ___________________________________
                                         Name: _________________________________
                                               Authorized Company Representative

                      SCHEDULE 1 TO REQUISITION CERTIFICATE

Amount          Payee and Address          Description
------          -----------------          -----------

                                   SCHEDULE 2

                                PROJECT EQUIPMENT

                                    EXHIBIT D

                             [Insert PILOT Schedule]